Exhibit 99.2

Genworth Financial

Insurance for living. Solutions for life.

THIRD QUARTER FINANCIAL SUPPLEMENT

SEPTEMBER 30, 2007

GENWORTH FINANCIAL, INC.

3Q 2007 FINANCIAL SUPPLEMENT

GENWORTH FINANCIAL, INC.

3Q 2007 FINANCIAL SUPPLEMENT

Use of Non-GAAP Measures

This financial supplement includes the non-GAAP(1) financial measure entitled “net operating income.” Our chief operating decision maker evaluates segment performance and allocates resources on the basis of net operating income. We define net operating income (loss) as income (loss) from continuing operations excluding after-tax net investment gains (losses) and other adjustments and infrequent or unusual non-operating items. We exclude net investment gains (losses) and infrequent or unusual non-operating items because we do not consider them to be related to the operating performance of our segments and Corporate and Other activities. A significant component of our net investment gains (losses) are the result of credit-related impairments and credit-related gains and losses, the timing of which can vary significantly depending on market credit cycles. In addition, the size and timing of other investment gains (losses) are often subject to our discretion and are influenced by market opportunities, as well as asset-liability matching considerations. Infrequent or unusual non-operating items are also excluded from net operating income if, in our opinion, they are not indicative of overall operating trends. While some of these items may be significant components of net income in accordance with GAAP, we believe that net operating income, and measures that are derived from or incorporate net operating income, are appropriate measures that are useful to investors because they identify the income attributable to the ongoing operations of the business. However, net operating income (loss) is not a substitute for net income determined in accordance with GAAP. In addition, the company’s definition of net operating income may differ from the definitions used by other companies. The table on page 7 of this report reflects net operating income (loss) as determined in accordance with Statement of Financial Accounting Standards No. 131, Disclosures about Segments of an Enterprise and Related Information, and a reconciliation of net operating income (loss) of our segments and Corporate and Other activities to net income for the three and nine months ended September 30, 2007 and 2006. This financial supplement includes other non-GAAP measures management believes enhances the understanding and comparability of performance by highlighting underlying business activity and profitability drivers. These additional non-GAAP measures are on pages 61 through 65 of this financial supplement.

Selected Operating Performance Measures

This financial supplement contains selected operating performance measures including “sales,” “assets under management,” “insurance in-force” or “risk in-force” which are commonly used in the insurance and investment industries as measures of operating performance.

Management regularly monitors and reports the sales metrics as a measure of volume of new and renewal business generated in a period. Sales refers to (1) annualized first-year premiums for term life insurance, long-term care insurance and Medicare supplement insurance; (2) new and additional premiums/deposits for universal life insurance, linked-benefits, spread-based and variable products; (3) gross flows and net flows, which represent gross flows less redemptions, for our managed money business; (4) written premiums and deposits, gross of ceded reinsurance and cancellations, and premium equivalents, where we earn a fee for administrative services only business, for payment protection insurance; (5) new insurance written for mortgage insurance, which in each case reflects the amount of business the company generated during each period presented; and (6) written premiums net of cancellations for our Mexican insurance operations. Sales do not include renewal premiums on policies or contracts written during prior periods.

The company considers annualized first-year premiums, new premiums/deposits, gross and net flows, written premiums, premium equivalents and new insurance written to be a measure of the company’s operating performance because they represent a measure of new sales of insurance policies or contracts during a specified period, rather than a measure of the company’s revenues or profitability during that period.

Management regularly monitors and reports assets under management for our managed money business, insurance in-force and risk in-force. Assets under management for our managed money business represent third-party assets under management that are not consolidated in our financial statements. Insurance in-force for our life insurance, international mortgage insurance and U.S. mortgage insurance businesses is a measure of the aggregate face value of outstanding insurance policies as of the respective reporting date. Risk in-force for our international mortgage insurance and U.S. mortgage insurance businesses is a measure that recognizes that the loss on any particular mortgage loan will be reduced by the net proceeds received upon sale of the underlying property. The company considers assets under management for our managed money business, insurance in-force and risk in-force to be a measure of the company’s operating performance because they represent a measure of the size of our business at a specific date, rather than a measure of the company’s revenues or profitability during that period.

These operating measures enable the company to compare its operating performance across periods without regard to revenues or profitability related to policies or contracts sold in prior periods or from investments or other sources.

(1)	U.S. Generally Accepted Accounting Principles

GENWORTH FINANCIAL, INC.

3Q 2007 FINANCIAL SUPPLEMENT

Financial Highlights

(amounts in millions, except per share data)

Balance Sheet Data	2007			2006
	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Total stockholders’ equity, excluding accumulated other comprehensive income	$12,620	$12,416	$12,197	$12,173	$12,143	$11,977	$11,738
Total accumulated other comprehensive income	697	550	1,111	1,157	1,166	233	740

Total stockholders’ equity	$13,317	$12,966	$13,308	$13,330	$13,309	$12,210	$12,478

Book value per common share	$30.32	$29.30	$30.43	$30.09	$29.44	$26.84	$27.37
Book value per common share, excluding accumulated other comprehensive income	$28.73	$28.05	$27.89	$27.48	$26.86	$26.33	$25.74
Common shares outstanding as of balance sheet date	439.2	442.6	437.4	443.0	452.1	454.9	456.0

	Twelve months ended
Twelve Month Rolling Average ROE	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006
GAAP Basis ROE	11.5%	11.3%	10.9%	11.1%	10.6%
Operating ROE	11.5%	11.0%	11.0%	11.0%	10.6%

	Three months ended
Quarterly Average ROE	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006
GAAP Basis ROE	10.8%	12.3%	10.6%	12.3%	10.1%
Operating ROE	11.8%	11.4%	11.2%	11.7%	9.9%

See page 62 herein for a reconciliation of GAAP Basis ROE to Operating ROE.

Basic and Diluted Shares	Three months ended September 30, 2007	Nine months ended September 30, 2007
Weighted-average shares used in basic earnings per common share calculations	441.1	440.5
Dilutive securities:
Stock purchase contracts underlying equity units(1)	—	4.2
Stock options, restricted stock units and stock appreciation rights	4.5	5.1

Weighted-average shares used in diluted earnings per common share calculations	445.6	449.8

(1)

In May 2007, we issued 25.5 million shares in connection with the senior notes included in our Equity Units. On May 18, 2007, we entered into an accelerated stock repurchase agreement to purchase 16.5 million shares of our common stock for an initial aggregate purchase price of $600 million. The senior notes included in our Equity Units remained dilutive through these dates.

Third Quarter Results

GENWORTH FINANCIAL, INC.

3Q 2007 FINANCIAL SUPPLEMENT

Net Income

(amounts in millions)

	Three months ended September 30,		Nine months ended September 30,
	2007	2006	2007	2006
REVENUES:
Premiums	$1,600	$1,505	$4,660	$4,356
Net investment income	1,074	932	3,082	2,784
Net investment gains (losses)	(47)	(6)	(117)	(77)
Insurance and investment product fees and other	249	184	726	565

Total revenues	2,876	2,615	8,351	7,628

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,168	1,061	3,325	2,954
Interest credited	391	382	1,167	1,132
Acquisition and operating expenses, net of deferrals	540	493	1,524	1,412
Amortization of deferred acquisition costs and intangibles	202	160	622	521
Interest expense	124	87	355	257

Total benefits and expenses	2,425	2,183	6,993	6,276

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	451	432	1,358	1,352
Provision for income taxes	112	138	384	430
Effective tax rate	24.8%	31.9%	28.3%	31.8%

INCOME FROM CONTINUING OPERATIONS	339	294	974	922
Income from discontinued operations, net of taxes	—	10	15	29
Gain on sale of discontinued operations, net of taxes	—	—	53	—

INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE	339	304	1,042	951
Cumulative effect of accounting change, net of taxes	—	—	—	4

NET INCOME	$339	$304	$1,042	$955

GENWORTH FINANCIAL, INC.

3Q 2007 FINANCIAL SUPPLEMENT

Net Operating Income by Segment

(amounts in millions, except per share amounts)

	Three months ended September 30,		Nine months ended September 30,
	2007	2006	2007	2006
Retirement and Protection:
Managed Money	$11	$5	$32	$13
Retirement Income	82	39	171	126
Institutional	10	9	34	32
Life Insurance	81	79	234	230
Long-Term Care Insurance	39	38	117	118

Total Retirement and Protection	223	170	588	519
International:
International Mortgage Insurance—Canada	68	54	182	151
—Australia	36	26	116	91
—Other	6	1	13	6
Payment Protection Insurance	30	26	94	80

Total International	140	107	405	328
U.S. Mortgage Insurance	39	53	170	197
Corporate and Other	(34)	(33)	(104)	(82)

NET OPERATING INCOME(1)	368	297	1,059	962
ADJUSTMENTS TO NET OPERATING INCOME:
Income from discontinued operations, net of taxes	—	10	15	29
Gain on sale of discontinued operations, net of taxes	—	—	53	—
Net investment gains (losses), net of taxes and other adjustments	(29)	(3)	(71)	(40)
Expenses related to reorganization, net of taxes	—	—	(14)	—
Cumulative effect of accounting change, net of taxes	—	—	—	4

NET INCOME	$339	$304	$1,042	$955

Earnings Per Share Data:
Earnings per common share
Basic	$0.77	$0.67	$2.36	$2.08
Diluted	$0.76	$0.65	$2.32	$2.02
Net operating earnings per common share
Basic	$0.83	$0.65	$2.40	$2.10
Diluted	$0.83	$0.63 (2)	$2.35	$2.04
Shares outstanding
Basic	441.1	453.8	440.5	458.8
Diluted	445.6	467.2	449.8	471.7

(1)

Represents income or loss of our operating segments: Retirement and Protection, International and U.S. Mortgage Insurance, as well as our Corporate and Other activities. The separate financial information of each segment is presented consistently with the manner in which our chief operating decision maker evaluates segment performance and allocates resources in accordance with Statement of Financial Accounting Standards No. 131, Disclosures about Segments of an Enterprise and Related Information. See Use of Non-GAAP measures for additional information.

(2)

Net operating earnings per diluted share for the three months ended September 30, 2006 have been revised from $0.64, which was originally reported in our Current Report on Form 8-K filed on April 16, 2007 (reflecting our reorganized segment reporting structure and the effects of classifying our group life and health insurance business as discontinued operations) to correct an immaterial rounding error. The revision has no effect on net operating earnings per share amounts originally reported in our October 26, 2006 earnings release and quarterly financial supplement.

GENWORTH FINANCIAL, INC.

3Q 2007 FINANCIAL SUPPLEMENT

Consolidated Net Income by Quarter

(amounts in millions, except per share amounts)

	2007				2006
	Q3	Q2	Q1	Total	Q4	Q3		Q2	Q1	Total
REVENUES:
Premiums	$1,600	$1,549	$1,511	$4,660	$1,446	$1,505		$1,480	$1,371	$5,802
Net investment income	1,074	1,024	984	3,082	1,003	932		940	912	3,787
Net investment gains (losses)	(47)	(51)	(19)	(117)	8	(6)		(49)	(22)	(69)
Insurance and investment product fees and other	249	243	234	726	200	184		200	181	765

Total revenues	2,876	2,765	2,710	8,351	2,657	2,615		2,571	2,442	10,285

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,168	1,090	1,067	3,325	1,050	1,061		978	915	4,004
Interest credited	391	391	385	1,167	388	382		378	372	1,520
Acquisition and operating expenses, net of deferrals	540	495	489	1,524	446	493		483	436	1,858
Amortization of deferred acquisition costs and intangibles	202	207	213	622	165	160		197	164	686
Interest expense	124	124	107	355	107	87		88	82	364

Total benefits and expenses	2,425	2,307	2,261	6,993	2,156	2,183		2,124	1,969	8,432

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	451	458	449	1,358	501	432		447	473	1,853
Provision for income taxes	112	137	135	384	140	138		141	151	570

INCOME FROM CONTINUING OPERATIONS	339	321	314	974	361	294		306	322	1,283
Income from discontinued operations, net of taxes	—	5	10	15	12	10		11	8	41
Gain on sale of discontinued operations, net of taxes	—	53	—	53	—	—		—	—	—

INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE	339	379	324	1,042	373	304		317	330	1,324
Cumulative effect of accounting change, net of taxes	—	—	—	—	—	—		—	4	4

NET INCOME	$339	$379	$324	$1,042	$373	$304		$317	$334	$1,328

Earnings Per Share Data:
Earnings from continuing operations per common share
Basic	$0.77	$0.73	$0.71	$2.21	$0.81	$0.64	(1)	$0.67	$0.69	$2.81
Diluted	$0.76	$0.72	$0.69	$2.16	$0.78	$0.63		$0.66	$0.67	$2.73
Earnings per common share
Basic	$0.77	$0.86	$0.74	$2.36	$0.83	$0.67		$0.70	$0.72	$2.91
Diluted	$0.76	$0.84	$0.71	$2.32	$0.81	$0.65		$0.68	$0.70	$2.83
Shares outstanding
Basic	441.1	439.4	441.0	440.5	447.4	453.8		455.8	467.0	455.9
Diluted	445.6	449.0	455.0	449.8	460.7	467.2		468.3	479.5	469.4

(1)

Earnings from continuing operations per common share for the three months ended September 30, 2006 have been revised from $0.65, which was originally reported in our Current Report on Form 8-K filed on April 16, 2007 (reflecting our reorganized segment reporting structure and the effects of classifying our group life and health insurance business as discontinued operations) to correct an immaterial rounding error.

GENWORTH FINANCIAL, INC.

3Q 2007 FINANCIAL SUPPLEMENT

Net Operating Income by Segment by Quarter

(amounts in millions, except per share amounts)

	2007				2006
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
Retirement and Protection:
Managed Money	$11	$11	$10	$32	$7	$5	$6	$2	$20
Retirement Income	82	43	46	171	49	39	38	49	175
Institutional	10	10	14	34	10	9	13	10	42
Life Insurance	81	75	78	234	83	79	77	74	313
Long-Term Care Insurance	39	41	37	117	35	38	37	43	153

Total Retirement and Protection	223	180	185	588	184	170	171	178	703
International:
International Mortgage Insurance —Canada	68	59	55	182	57	54	51	46	208
—Australia	36	44	36	116	46	26	35	30	137
—Other	6	4	3	13	4	1	4	1	10
Payment Protection Insurance	30	35	29	94	33	26	29	25	113

Total International	140	142	123	405	140	107	119	102	468
U.S. Mortgage Insurance	39	66	65	170	62	53	72	72	259
Corporate and Other	(34)	(37)	(33)	(104)	(31)	(33)	(34)	(15)	(113)

NET OPERATING INCOME	368	351	340	1,059	355	297	328	337	1,317
ADJUSTMENTS TO NET OPERATING INCOME:
Income from discontinued operations, net of taxes	—	5	10	15	12	10	11	8	41
Gain on sale of discontinued operations, net of taxes	—	53	—	53	—	—	—	—	—
Net investment gains (losses), net of taxes and other adjustments	(29)	(30)	(12)	(71)	6	(3)	(22)	(15)	(34)
Expenses related to reorganization, net of taxes	—	—	(14)	(14)	—	—	—	—	—
Cumulative effect of accounting change, net of taxes	—	—	—	—	—	—	—	4	4

NET INCOME	$339	$379	$324	$1,042	$373	$304	$317	$334	$1,328

Earnings Per Share Data:
Earnings per common share
Basic	$0.77	$0.86	$0.74	$2.36	$0.83	$0.67	$0.70	$0.72	$2.91
Diluted	$0.76	$0.84	$0.71	$2.32	$0.81	$0.65	$0.68	$0.70	$2.83
Net operating earnings per common share
Basic	$0.83	$0.80	$0.77	$2.40	$0.79	$0.65	$0.72	$0.72	$2.89
Diluted	$0.83	$0.78	$0.75	$2.35	$0.77	$0.63 (1)	$0.70	$0.70	$2.80 (1)
Shares outstanding
Basic	441.1	439.4	441.0	440.5	447.4	453.8	455.8	467.0	455.9
Diluted	445.6	449.0	455.0	449.8	460.7	467.2	468.3	479.5	469.4

(1)

Net operating earnings per diluted share for the three months ended September 30, 2006 and the twelve months ended December 31, 2006 have been revised from $0.64 and $2.81, respectively, which was originally reported in our Current Report on Form 8-K filed on April 16, 2007 (reflecting our reorganized segment reporting structure and the effects of classifying our group life and health insurance business as discontinued operations) to correct an immaterial rounding error. This revision has no effect on net operating earnings per share amounts originally reported in our October 26, 2006 earnings release and quarterly financial supplement.

GENWORTH FINANCIAL, INC.

3Q 2007 FINANCIAL SUPPLEMENT

Consolidated Balance Sheets

(amounts in millions)

	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006
ASSETS
Investments:
Fixed maturity securities available-for-sale, at fair value	$55,775	$55,567	$55,113	$54,684	$53,516
Equity securities available-for-sale, at fair value	247	201	200	197	192
Commercial mortgage loans	8,839	8,798	8,508	8,357	8,182
Policy loans	1,650	1,635	1,494	1,489	1,493
Other invested assets	3,803	3,445	3,762	3,846	3,050

Total investments	70,314	69,646	69,077	68,573	66,433
Cash and cash equivalents	3,146	2,956	2,250	2,436	2,296
Accrued investment income	803	697	810	742	751
Deferred acquisition costs	6,842	6,677	6,320	6,183	6,026
Intangible assets	845	845	802	831	877
Goodwill	1,605	1,601	1,604	1,602	1,353
Reinsurance recoverable	16,573	16,658	16,746	16,783	16,907
Other assets	1,015	880	808	864	1,193
Separate account assets	12,615	11,976	11,216	10,875	10,084
Assets associated with discontinued operations	—	—	1,925	1,982	1,927

Total assets	$113,758	$111,936	$111,558	$110,871	$107,847

GENWORTH FINANCIAL, INC.

3Q 2007 FINANCIAL SUPPLEMENT

Consolidated Balance Sheets—(Continued)

(amounts in millions)

	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future annuity and contract benefits	$63,717	$64,062	$63,477	$63,299	$62,777
Liability for policy and contract claims	3,473	3,286	3,216	3,114	2,971
Unearned premiums	5,511	5,073	4,422	4,229	4,179
Other policyholder liabilities	335	354	375	385	454
Other liabilities	6,024	5,563	5,702	5,709	5,111
Non-recourse funding obligations	3,455	3,555	2,765	2,765	2,450
Short-term borrowings	326	199	250	199	295
Long-term borrowings	3,789	3,755	3,932	3,921	3,330
Mandatorily redeemable preferred stock	100	100	100	100	100
Deferred tax liability	1,096	1,047	1,384	1,522	1,411
Separate account liabilities	12,615	11,976	11,216	10,875	10,084
Liabilities associated with discontinued operations	—	—	1,411	1,423	1,376

Total liabilities	100,441	98,970	98,250	97,541	94,538

Stockholders’ equity:
Common stock	1	1	—	—	—
Additional paid-in capital	11,440	11,429	10,785	10,759	10,737

Accumulated other comprehensive income (loss):
Net unrealized investment gains (losses)	(353)	(181)	418	435	437
Derivatives qualifying as hedges	285	159	309	375	377
Foreign currency translation and other adjustments	765	572	384	347	352

Total accumulated other comprehensive income (loss)	697	550	1,111	1,157	1,166
Retained earnings	3,779	3,484	3,145	2,914	2,581
Treasury stock, at cost	(2,600)	(2,498)	(1,733)	(1,500)	(1,175)

Total stockholders’ equity	13,317	12,966	13,308	13,330	13,309

Total liabilities and stockholders’ equity	$113,758	$111,936	$111,558	$110,871	$107,847

GENWORTH FINANCIAL, INC.

3Q 2007 FINANCIAL SUPPLEMENT

Consolidated Balance Sheet by Segment

(amounts in millions)

	September 30, 2007
	Retirement and Protection	International	U.S. Mortgage Insurance	Corporate and Other(1)	Total
ASSETS
Cash and investments	$57,988	$9,842	$2,953	$3,480	$74,263
Deferred acquisition costs and intangible assets	8,012	1,141	91	48	9,292
Reinsurance recoverable	16,471	97	5	—	16,573
Other assets	237	297	108	373	1,015
Separate account assets	12,615	—	—	—	12,615

Total assets	$95,323	$11,377	$3,157	$3,901	$113,758

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future annuity and contract benefits	$63,680	$37	$—	$—	$63,717
Liability for policy and contract claims	2,615	509	346	3	3,473
Unearned premiums and other policyholder liabilities	827	4,957	57	5	5,846
Non-recourse funding obligations	3,555	—	—	(100)	3,455
Deferred tax and other liabilities	2,921	1,652	120	2,427	7,120
Borrowing and capital securities	—	—	—	4,215	4,215
Separate account liabilities	12,615	—	—	—	12,615

Total liabilities	86,213	7,155	523	6,550	100,441

Stockholders’ equity:
Allocated equity, excluding accumulated other comprehensive income	9,187	3,486	2,599	(2,652)	12,620
Allocated accumulated other comprehensive income (loss)	(77)	736	35	3	697

Total stockholders’ equity	9,110	4,222	2,634	(2,649)	13,317

Total liabilities and stockholders’ equity	$95,323	$11,377	$3,157	$3,901	$113,758

(1)	Includes inter-segment eliminations.

GENWORTH FINANCIAL, INC.

3Q 2007 FINANCIAL SUPPLEMENT

Consolidated Balance Sheet by Segment

(amounts in millions)

	June 30, 2007
	Retirement and Protection	International	U.S. Mortgage Insurance	Corporate and Other(1)	Total
ASSETS
Cash and investments	$58,194	$8,756	$3,173	$3,176	$73,299
Deferred acquisition costs and intangible assets	7,880	1,109	91	43	9,123
Reinsurance recoverable	16,567	86	5	—	16,658
Other assets	247	263	101	269	880
Separate account assets	11,976	—	—	—	11,976

Total assets	$94,864	$10,214	$3,370	$3,488	$111,936

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future annuity and contract benefits	$64,025	$37	$—	$—	$64,062
Liability for policy and contract claims	2,551	462	270	3	3,286
Unearned premiums and other policyholder liabilities	839	4,533	48	7	5,427
Non-recourse funding obligations	3,555	—	—	—	3,555
Deferred tax and other liabilities	2,971	1,224	115	2,300	6,610
Borrowing and capital securities	—	—	—	4,054	4,054
Separate account liabilities	11,976	—	—	—	11,976

Total liabilities	85,917	6,256	433	6,364	98,970

Stockholders’ equity:
Allocated equity, excluding accumulated other comprehensive income	8,978	3,418	2,909	(2,889)	12,416
Allocated accumulated other comprehensive income (loss)	(31)	540	28	13	550

Total stockholders’ equity	8,947	3,958	2,937	(2,876)	12,966

Total liabilities and stockholders’ equity	$94,864	$10,214	$3,370	$3,488	$111,936

(1)	Includes inter-segment eliminations.

GENWORTH FINANCIAL, INC.

3Q 2007 FINANCIAL SUPPLEMENT

Deferred Acquisition Costs Rollforward

(amounts in millions)

Deferred Acquisition Costs Rollforward	Retirement and Protection	International	U.S. Mortgage Insurance	Corporate and Other	Total
Unamortized balance as of June 30, 2007	$5,574	$953	$63	$—	$6,590
Costs deferred	222	78	10	—	310
Amortization, net of interest accretion(1)	(77)	(88)	(10)	—	(175)
Impact of foreign currency translation	—	37	—	—	37

Unamortized balance as of September 30, 2007	5,719	980	63	—	6,762
Effect of accumulated net unrealized investment gains (losses)	80	—	—	—	80

Balance as of September 30, 2007	$5,799	$980	$63	$—	$6,842

(1)	Amortization, net of interest accretion, includes $(2) million of amortization related to net investment gains (losses) for our investment contracts.

Quarterly Results by Segment

GENWORTH FINANCIAL, INC.

3Q 2007 FINANCIAL SUPPLEMENT

Net Operating Income by Segment

(amounts in millions)

	Retirement and Protection						International					U.S. Mortgage Insurance
Three months ended September 30, 2007	Managed Money	Retirement Income	Institutional	Life Insurance	Long-Term Care Insurance	Total	Mortgage Insurance— Canada	Mortgage Insurance— Australia	Other Mortgage Insurance	Payment Protection Insurance	Total		Corporate and Other	Total
REVENUES:
Premiums	$—	$118	$—	$236	$507	$861	$108	$73	$27	$364	$572	$159	$8	$1,600
Net investment income	2	323	175	183	210	893	52	30	9	40	131	38	12	1,074
Net investment gains (losses)	—	(24)	(20)	4	3	(37)	(2)	3	—	(1)	—	1	(11)	(47)
Insurance and investment product fees and other	86	53	—	88	6	233	—	—	1	7	8	8	—	249

Total revenues	88	470	155	511	726	1,950	158	106	37	410	711	206	9	2,876

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	198	—	204	517	919	20	36	10	60	126	123	—	1,168
Interest credited	—	134	157	60	40	391	—	—	—	—	—	—	—	391
Acquisition and operating expenses, net of deferrals	69	32	3	32	84	220	31	14	18	218	281	30	9	540
Amortization of deferred acquisition costs and intangibles	1	44	—	27	24	96	4	5	2	83	94	10	2	202
Interest expense	—	2	—	57	—	59	1	—	—	5	6	—	59	124

Total benefits and expenses	70	410	160	380	665	1,685	56	55	30	366	507	163	70	2,425

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	18	60	(5)	131	61	265	102	51	7	44	204	43	(61)	451
Provision (benefit) for income taxes	7	(8)	(2)	47	21	65	35	13	2	15	65	3	(21)	112

INCOME (LOSS) FROM CONTINUING OPERATIONS	11	68	(3)	84	40	200	67	38	5	29	139	40	(40)	339
ADJUSTMENT TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	—	14	13	(3)	(1)	23	1	(2)	1	1	1	(1)	6	29

NET OPERATING INCOME (LOSS)	$11	$82	$10	$81	$39	$223	$68	$36	$6	$30	$140	$39	$(34)	$368

Effective tax rate (operating income)(1)	36.6%	–0.2%	34.7%	36.1%	33.3%	25.7%	34.2%	25.6%	30.2%	35.1%	32.2%	7.1%	35.2%	25.8%

(1)

The operating income effective tax rate for all pages in this financial supplement are calculated using whole dollars. As a result, the percentages shown may differ with the operating income effective tax rate calculated using the rounded numbers in this financial supplement.

GENWORTH FINANCIAL, INC.

3Q 2007 FINANCIAL SUPPLEMENT

Net Operating Income by Segment

(amounts in millions)

	Retirement and Protection						International						U.S. Mortgage Insurance
Three months ended September 30, 2006	Managed Money	Retirement Income	Institutional	Life Insurance	Long-Term Care Insurance	Total	Mortgage Insurance— Canada	Mortgage Insurance— Australia	Other Mortgage Insurance		Payment Protection Insurance	Total		Corporate and Other	Total
REVENUES:
Premiums	$—	$210	$—	$228	$485	$923	$78	$48		$18	$310	$454	$118	$10	$1,505
Net investment income	—	331	144	146	182	803	27	20		5	23	75	34	20	932
Net investment gains (losses)	—	(7)	(1)	(3)	5	(6)	—	(1)		—	—	(1)	1	—	(6)
Insurance and investment product fees and other	46	39	—	74	7	166	3	—		—	7	10	7	1	184

Total revenues	46	573	143	445	679	1,886	108	67		23	340	538	160	31	2,615

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	284	—	183	468	935	11	18		3	49	81	44	1	1,061
Interest credited	—	158	128	59	37	382	—	—		—	—	—	—	—	382
Acquisition and operating expenses, net of deferrals	38	36	2	39	88	203	16	8		17	187	228	37	25	493
Amortization of deferred acquisition costs and intangibles	—	45	1	7	23	76	3	4		1	65	73	9	2	160
Interest expense	—	2	—	34	—	36	—	—		—	—	—	—	51	87

Total benefits and expenses	38	525	131	322	616	1,632	30	30		21	301	382	90	79	2,183

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	8	48	12	123	63	254	78	37		2	39	156	70	(48)	432
Provision (benefit) for income taxes	3	13	4	45	22	87	24	11		1	13	49	17	(15)	138

INCOME (LOSS) FROM CONTINUING OPERATIONS	5	35	8	78	41	167	54	26		1	26	107	53	(33)	294
ADJUSTMENT TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	—	4	1	1	(3)	3	—	—		—	—	—	—	—	3

NET OPERATING INCOME (LOSS)	$5	$39	$9	$79	$38	$170	$54	$26		$1	$26	$107	$53	$(33)	$297

Effective tax rate (operating income)	36.9%	27.6%	35.4%	36.6%	35.8%	34.5%	30.4%	27.0%	–	10.7%	32.9%	30.9%	24.0%	29.6%	32.1%

GENWORTH FINANCIAL, INC.

3Q 2007 FINANCIAL SUPPLEMENT

Net Operating Income by Segment

(amounts in millions)

	Retirement and Protection						International					U.S. Mortgage Insurance
Nine months ended September 30, 2007	Managed Money	Retirement Income	Institutional	Life Insurance	Long-Term Care Insurance	Total	Mortgage Insurance— Canada	Mortgage Insurance— Australia	Other Mortgage Insurance	Payment Protection Insurance	Total		Corporate and Other	Total
REVENUES:
Premiums	$—	$423	$—	$709	$1,490	$2,622	$285	$213	$78	$998	$1,574	$444	$20	$4,660
Net investment income	4	962	508	504	619	2,597	112	83	21	116	332	111	42	3,082
Net investment gains (losses)	—	(55)	(31)	(3)	(12)	(101)	(2)	1	(1)	(3)	(5)	1	(12)	(117)
Insurance and investment product fees and other	242	143	—	276	18	679	—	1	1	19	21	25	1	726

Total revenues	246	1,473	477	1,486	2,115	5,797	395	298	99	1,130	1,922	581	51	8,351

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	651	—	602	1,491	2,744	49	101	26	169	345	235	1	3,325
Interest credited	—	421	447	182	117	1,167	—	—	—	—	—	—	—	1,167
Acquisition and operating expenses, net of deferrals	194	103	8	94	255	654	59	39	54	582	734	96	40	1,524
Amortization of deferred acquisition costs and intangibles	1	130	1	95	85	312	13	15	4	235	267	26	17	622
Interest expense	—	4	—	149	—	153	2	—	—	18	20	—	182	355

Total benefits and expenses	195	1,309	456	1,122	1,948	5,030	123	155	84	1,004	1,366	357	240	6,993

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	51	164	21	364	167	767	272	143	15	126	556	224	(189)	1,358
Provision (benefit) for income taxes	19	24	7	132	59	241	91	27	3	34	155	53	(65)	384

INCOME (LOSS) FROM CONTINUING OPERATIONS	32	140	14	232	108	526	181	116	12	92	401	171	(124)	974
ADJUSTMENT TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	—	31	20	2	9	62	1	—	1	2	4	(1)	6	71
Expenses related to reorganization, net of taxes	—	—	—	—	—	—	—	—	—	—	—	—	14	14

NET OPERATING INCOME (LOSS)	$32	$171	$34	$234	$117	$588	$182	$116	$13	$94	$405	$170	$(104)	$1,059

Effective tax rate (operating income)	36.5%	19.3%	35.1%	36.2%	35.0%	31.7%	33.4%	18.7%	22.0%	27.4%	28.0%	23.8%	34.4%	28.9%

GENWORTH FINANCIAL, INC.

3Q 2007 FINANCIAL SUPPLEMENT

Net Operating Income by Segment

(amounts in millions)

	Retirement and Protection						International					U.S. Mortgage Insurance
Nine months ended September 30, 2006	Managed Money	Retirement Income	Institutional	Life Insurance	Long-Term Care Insurance	Total	Mortgage Insurance— Canada	Mortgage Insurance— Australia	Other Mortgage Insurance	Payment Protection Insurance	Total		Corporate and Other	Total
REVENUES:
Premiums	$—	$590	$—	$675	$1,368	$2,633	$218	$156	$52	$923	$1,349	$350	$24	$4,356
Net investment income	1	1,005	421	430	540	2,397	78	53	14	68	213	106	68	2,784
Net investment gains (losses)	—	(56)	(6)	(4)	8	(58)	1	(1)	—	—	—	2	(21)	(77)
Insurance and investment product fees and other	133	113	—	243	20	509	11	—	—	20	31	20	5	565

Total revenues	134	1,652	415	1,344	1,936	5,481	308	208	66	1,011	1,593	478	76	7,628

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	792	—	537	1,299	2,628	27	49	9	151	236	87	3	2,954
Interest credited	—	481	365	179	107	1,132	—	—	—	—	—	—	—	1,132
Acquisition and operating expenses, net of deferrals	114	108	6	110	262	600	51	26	44	541	662	104	46	1,412
Amortization of deferred acquisition costs and intangibles	—	121	1	66	77	265	8	10	3	207	228	24	4	521
Interest expense	—	4	—	93	—	97	—	—	—	—	—	—	160	257

Total benefits and expenses	114	1,506	372	985	1,745	4,722	86	85	56	899	1,126	215	213	6,276

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	20	146	43	359	191	759	222	123	10	112	467	263	(137)	1,352
Provision (benefit) for income taxes	7	47	15	131	68	268	71	32	4	32	139	65	(42)	430

	13	99	28	228	123	491	151	91	6	80	328	198	(95)	922
Cumulative effect of accounting change, net of taxes	—	—	—	—	—	—	—	—	—	—	—	—	4	4

INCOME (LOSS) FROM CONTINUING OPERATIONS	13	99	28	228	123	491	151	91	6	80	328	198	(91)	926
ADJUSTMENT TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	—	27	4	2	(5)	28	—	—	—	—	—	(1)	13	40
Cumulative effect of accounting change, net of taxes	—	—	—	—	—	—	—	—	—	—	—	—	(4)	(4)

NET OPERATING INCOME (LOSS)	$13	$126	$32	$230	$118	$519	$151	$91	$6	$80	$328	$197	$(82)	$962

Effective tax rate (operating income)	37.0%	32.7%	35.4%	36.6%	35.8%	35.4%	31.6%	26.4%	38.4%	28.7%	29.7%	24.7%	29.7%	32.0%

Retirement and Protection

GENWORTH FINANCIAL, INC.

3Q 2007 FINANCIAL SUPPLEMENT

Net Operating Income—Retirement and Protection

(amounts in millions)

	2007				2006
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$861	$887	$874	$2,622	$861	$923	$884	$826	$3,494
Net investment income	893	860	844	2,597	840	803	817	777	3,237
Net investment gains (losses)	(37)	(45)	(19)	(101)	(6)	(6)	(47)	(5)	(64)
Insurance and investment product fees and other	233	227	219	679	189	166	178	165	698

Total revenues	1,950	1,929	1,918	5,797	1,884	1,886	1,832	1,763	7,365

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	919	917	908	2,744	893	935	873	820	3,521
Interest credited	391	391	385	1,167	388	382	378	372	1,520
Acquisition and operating expenses, net of deferrals	220	222	212	654	207	203	208	189	807
Amortization of deferred acquisition costs and intangibles	96	112	104	312	103	76	106	83	368
Interest expense	59	51	43	153	43	36	35	26	140

Total benefits and expenses	1,685	1,693	1,652	5,030	1,634	1,632	1,600	1,490	6,356

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	265	236	266	767	250	254	232	273	1,009
Provision for income taxes	65	83	93	241	68	87	83	98	336

INCOME FROM CONTINUING OPERATIONS	200	153	173	526	182	167	149	175	673
ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	23	27	12	62	2	3	22	3	30

NET OPERATING INCOME	$223	$180	$185	$588	$184	$170	$171	$178	$703

Effective tax rate (operating income)	25.7%	35.0%	35.0%	31.8%	26.6%	34.5%	35.8%	35.8%	33.3%

GENWORTH FINANCIAL, INC.

3Q 2007 FINANCIAL SUPPLEMENT

Net Operating Income, Sales and Assets Under Management—Managed Money

(amounts in millions)

	2007				2006
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	2	1	1	4	1	—	1	—	2
Net investment gains (losses)	—	—	—	—	—	—	—	—	—
Insurance and investment product fees and other	86	81	75	242	64	46	46	41	197

Total revenues	88	82	76	246	65	46	47	41	199

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	—	—	—	—	—	—	—	—
Interest credited	—	—	—	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	69	65	60	194	53	38	39	37	167
Amortization of deferred acquisition costs and intangibles	1	—	—	1	—	—	—	—	—
Interest expense	—	—	—	—	—	—	—	—	—

Total benefits and expenses	70	65	60	195	53	38	39	37	167

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	18	17	16	51	12	8	8	4	32
Provision for income taxes	7	6	6	19	5	3	2	2	12

INCOME FROM CONTINUING OPERATIONS	11	11	10	32	7	5	6	2	20
ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	—	—	—	—	—	—	—	—	—

NET OPERATING INCOME	$11	$11	$10	$32	$7	$5	$6	$2	$20

Effective tax rate (operating income)	36.6%	36.6%	36.4%	36.5%	37.6%	36.9%	38.0%	35.5%	37.2%
SALES:
Sales by Distribution Channel:
Independent Producers	$1,382	$1,427	$1,400	$4,209	$984	$373	$417	$299	$2,073
Dedicated Sales Specialists	283	332	312	927	233	229	226	283	971

Total Sales	$1,665	$1,759	$1,712	$5,136	$1,217	$602	$643	$582	$3,044

ASSETS UNDER MANAGEMENT:
Beginning of period	$20,683	$18,806	$17,293	$17,293	$6,766	$6,143	$5,824	$5,180	$5,180
Gross flows	1,665	1,759	1,712	5,136	1,217	602	643	582	3,044
Redemptions	(567)	(494)	(431)	(1,492)	(496)	(133)	(165)	(192)	(986)

Net flows	1,098	1,265	1,281	3,644	721	469	478	390	2,058
Market performance and product fees	(119)	612	232	725	696	154	(159)	254	945
Acquisitions(1)	—	—	—	—	9,110	—	—	—	9,110

End of period	$21,662	$20,683	$18,806	$21,662	$17,293	$6,766	$6,143	$5,824	$17,293

Managed Money results represent AssetMark Investment Services, Inc., Genworth Financial Asset Management, Inc., Genworth Financial Advisers Corporation, Genworth Financial Trust Company and Capital Brokerage Corporation.

(1)	On October 20, 2006, we acquired AssetMark Investment Services, Inc., an investment management and advisory company. Assets under management at acquisition date were $9,110 million.

GENWORTH FINANCIAL, INC.

3Q 2007 FINANCIAL SUPPLEMENT

Net Operating Income—Retirement Income

(amounts in millions)

	2007				2006
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$118	$151	$154	$423	$146	$210	$200	$180	$736
Net investment income	323	315	324	962	330	331	341	333	1,335
Net investment gains (losses)	(24)	(22)	(9)	(55)	(7)	(7)	(42)	(7)	(63)
Insurance and investment product fees and other	53	46	44	143	40	39	38	36	153

Total revenues	470	490	513	1,473	509	573	537	542	2,161

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	198	221	232	651	223	284	267	241	1,015
Interest credited	134	142	145	421	153	158	159	164	634
Acquisition and operating expenses, net of deferrals	32	37	34	103	31	36	39	33	139
Amortization of deferred acquisition costs and intangibles	44	41	45	130	52	45	40	36	173
Interest expense	2	1	1	4	1	2	1	1	5

Total benefits and expenses	410	442	457	1,309	460	525	506	475	1,966

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	60	48	56	164	49	48	31	67	195
Provision (benefit) for income taxes	(8)	16	16	24	3	13	11	23	50

INCOME FROM CONTINUING OPERATIONS	68	32	40	140	46	35	20	44	145
ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	14	11	6	31	3	4	18	5	30

NET OPERATING INCOME	$82	$43	$46	$171	$49	$39	$38	$49	$175

Effective tax rate (operating income)	–0.2%	33.4%	29.6%	19.3%	7.8%	27.6%	34.4%	34.8%	27.3%

GENWORTH FINANCIAL, INC.

3Q 2007 FINANCIAL SUPPLEMENT

Net Operating Income and Sales—Retirement Income—Fee-Based

(amounts in millions)

	2007						2006
	Q3		Q2	Q1	Total		Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums		$—	$—	$—		$—	$—	$—	$—	$—	$—
Net investment income		3	5	4		12	5	5	5	4	19
Net investment gains (losses)		(9)	1	—		(8)	1	(1)	—	—	—
Insurance and investment product fees and other		48	41	38		127	36	33	31	30	130

Total revenues		42	47	42		131	42	37	36	34	149

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves		4	(1)	4		7	3	3	3	1	10
Interest credited		3	4	4		11	3	3	4	4	14
Acquisition and operating expenses, net of deferrals		10	12	10		32	6	9	10	6	31
Amortization of deferred acquisition costs and intangibles		10	7	7		24	6	6	6	5	23
Interest expense		—	—	—		—	—	—	—	—	—

Total benefits and expenses		27	22	25		74	18	21	23	16	78

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES		15	25	17		57	24	16	13	18	71
Provision (benefit) for income taxes		(19)	7	2		(10)	5	1	4	5	15

INCOME FROM CONTINUING OPERATIONS		34	18	15		67	19	15	9	13	56
ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments		6	(1)	—		5	(1)	1	—	—	—

NET OPERATING INCOME		$40	$17	$15		$72	$18	$16	$9	$13	$56

Effective tax rate (operating income)	–	65.7%	28.7%	10.9%	–	10.9%	20.8%	7.7%	27.7%	29.7%	21.2%
SALES:
Sales by Product:
Income Distribution Series(1)		$528	$472	$409		$1,409	$400	$327	$307	$264	$1,298
Traditional Variable Annuities		136	153	134		423	130	111	140	138	519
Variable Life		1	3	1		5	3	3	1	4	11

Total Sales		$665	$628	$544		$1,837	$533	$441	$448	$406	$1,828

Sales by Distribution Channel:
Financial Intermediaries		$609	$592	$513		$1,714	$498	$408	$420	$375	$1,701
Independent Producers		20	13	12		45	10	12	9	9	40
Dedicated Sales Specialists		36	23	19		78	25	21	19	22	87

Total Sales		$665	$628	$544		$1,837	$533	$441	$448	$406	$1,828

(1)

The Income Distribution Series products are comprised of our retirement income deferred and immediate variable annuity products, including those variable annuity products with rider options that provide similar income features. These products do not include fixed single premium immediate or deferred annuities, which may also serve income distribution needs.

GENWORTH FINANCIAL, INC.

3Q 2007 FINANCIAL SUPPLEMENT

Assets Under Management—Retirement Income—Fee-Based

(amounts in millions)

	2007				2006
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
Income Distribution Series(1)
Account value, net of reinsurance, beginning of period	$3,361	$2,813	$2,402	$2,402	$1,929	$1,555	$1,235	$911	$911
Deposits	543	482	421	1,446	411	334	350	281	1,376
Surrenders, benefits and product charges	(78)	(66)	(60)	(204)	(43)	(28)	(25)	(16)	(112)

Net flows	465	416	361	1,242	368	306	325	265	1,264
Interest credited and investment performance	152	132	50	334	105	68	(5)	59	227

Account value, net of reinsurance, end of period	3,978	3,361	2,813	3,978	2,402	1,929	1,555	1,235	2,402

Traditional Variable Annuities
Account value, net of reinsurance, beginning of period	2,098	1,905	1,780	1,780	1,585	1,458	1,360	1,182	1,182
Deposits	133	149	130	412	126	105	147	132	510
Surrenders, benefits and product charges	(48)	(56)	(41)	(145)	(35)	(32)	(30)	(32)	(129)

Net flows	85	93	89	267	91	73	117	100	381
Interest credited and investment performance	79	100	36	215	104	54	(19)	78	217

Account value, net of reinsurance, end of period	2,262	2,098	1,905	2,262	1,780	1,585	1,458	1,360	1,780

Variable Life Insurance
Account value, beginning of the period	408	396	391	391	371	367	377	363	363
Deposits	6	7	5	18	7	7	7	9	30
Surrenders, benefits and product charges	(15)	(14)	(12)	(41)	(10)	(13)	(12)	(13)	(48)

Net flows	(9)	(7)	(7)	(23)	(3)	(6)	(5)	(4)	(18)
Interest credited and investment performance	15	19	12	46	23	10	(5)	18	46

Account value, end of period	414	408	396	414	391	371	367	377	391

Total Retirement Income—Fee-Based	$6,654	$5,867	$5,114	$6,654	$4,573	$3,885	$3,380	$2,972	$4,573

(1)

The Income Distribution Series products are comprised of our retirement income deferred and immediate variable annuity products, including those variable annuity products with rider options that provide similar income features. These products do not include fixed single premium immediate or deferred annuities, which may also serve income distribution needs.

GENWORTH FINANCIAL, INC.

3Q 2007 FINANCIAL SUPPLEMENT

Net Operating Income and Sales—Retirement Income—Spread-Based

(amounts in millions)

	2007				2006
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$118	$151	$154	$423	$146	$210	$200	$180	$736
Net investment income	320	310	320	950	325	326	336	329	1,316
Net investment gains (losses)	(15)	(23)	(9)	(47)	(8)	(6)	(42)	(7)	(63)
Insurance and investment product fees and other	5	5	6	16	4	6	7	6	23

Total revenues	428	443	471	1,342	467	536	501	508	2,012

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	194	222	228	644	220	281	264	240	1,005
Interest credited	131	138	141	410	150	155	155	160	620
Acquisition and operating expenses, net of deferrals	22	25	24	71	25	27	29	27	108
Amortization of deferred acquisition costs and intangibles	34	34	38	106	46	39	34	31	150
Interest expense	2	1	1	4	1	2	1	1	5

Total benefits and expenses	383	420	432	1,235	442	504	483	459	1,888

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	45	23	39	107	25	32	18	49	124
Provision (benefit) for income taxes	11	9	14	34	(2)	12	7	18	35

INCOME FROM CONTINUING OPERATIONS	34	14	25	73	27	20	11	31	89
ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	8	12	6	26	4	3	18	5	30

NET OPERATING INCOME	$42	$26	$31	$99	$31	$23	$29	$36	$119

Effective tax rate (operating income)	26.9%	36.1%	36.2%	32.5%	–1.3%	37.3%	36.5%	36.4%	29.9%
SALES:
Sales by Product:
Structured Settlements	$5	$30	$47	$82	$10	$37	$43	$47	$137
Single Premium Immediate Annuities	208	218	200	626	228	250	215	200	893
Fixed Annuities	145	106	167	418	202	360	261	189	1,012

Total Sales	$358	$354	$414	$1,126	$440	$647	$519	$436	$2,042

Sales by Distribution Channel:
Financial Intermediaries	$250	$239	$275	$764	$322	$517	$409	$323	$1,571
Independent Producers	99	109	131	339	108	112	106	107	433
Dedicated Sales Specialists	9	6	8	23	10	18	4	6	38

Total Sales	$358	$354	$414	$1,126	$440	$647	$519	$436	$2,042

PREMIUMS BY PRODUCT:
Single Premium Immediate Annuities	$114	$124	$111	$349	$137	$178	$160	$129	$604
Structured Settlements	4	27	43	74	9	32	40	51	132

Total Premiums	$118	$151	$154	$423	$146	$210	$200	$180	$736

GENWORTH FINANCIAL, INC.

3Q 2007 FINANCIAL SUPPLEMENT

Assets Under Management—Retirement Income—Spread-Based

(amounts in millions)

	2007				2006
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
Fixed Annuities
Account value, net of reinsurance, beginning of period	$12,886	$13,522	$13,972	$13,972	$14,449	$14,835	$15,241	$15,547	$15,547
Deposits	184	144	207	535	245	424	326	267	1,262
Surrenders, benefits and product charges	(815)	(899)	(781)	(2,495)	(855)	(947)	(871)	(718)	(3,391)

Net flows	(631)	(755)	(574)	(1,960)	(610)	(523)	(545)	(451)	(2,129)
Interest credited	113	119	124	356	133	137	139	145	554

Account value, net of reinsurance, end of period	12,368	12,886	13,522	12,368	13,972	14,449	14,835	15,241	13,972

Single Premium Immediate Annuities
Account value, net of reinsurance, beginning of period	6,367	6,261	6,174	6,174	6,064	5,888	5,772	5,680	5,680
Premiums and deposits	247	261	237	745	269	294	290	250	1,103
Surrenders, benefits and product charges	(241)	(240)	(234)	(715)	(242)	(200)	(252)	(238)	(932)

Net flows	6	21	3	30	27	94	38	12	171
Interest credited	85	85	84	254	83	82	78	80	323

Account value, net of reinsurance, end of period	6,458	6,367	6,261	6,458	6,174	6,064	5,888	5,772	6,174

Structured Settlements
Account value, net of reinsurance, beginning of period	1,088	1,058	1,011	1,011	1,003	966	925	871	871
Premiums and deposits	5	30	47	82	9	37	45	58	149
Surrenders, benefits and product charges	(15)	(15)	(14)	(44)	(15)	(14)	(17)	(16)	(62)

Net flows	(10)	15	33	38	(6)	23	28	42	87
Interest credited	14	15	14	43	14	14	13	12	53

Account value, net of reinsurance, end of period	1,092	1,088	1,058	1,092	1,011	1,003	966	925	1,011

Total Retirement Income—Spread-Based, net of reinsurance	$19,918	$20,341	$20,841	$19,918	$21,157	$21,516	$21,689	$21,938	$21,157

GENWORTH FINANCIAL, INC.

3Q 2007 FINANCIAL SUPPLEMENT

Net Operating Income and Sales—Institutional

(amounts in millions)

	2007				2006
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	175	167	166	508	157	144	145	132	578
Net investment gains (losses)	(20)	(6)	(5)	(31)	—	(1)	(3)	(2)	(6)
Insurance and investment product fees and other	—	—	—	—	—	—	—	—	—

Total revenues	155	161	161	477	157	143	142	130	572

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	—	—	—	—	—	—	—	—
Interest credited	157	149	141	447	139	128	123	114	504
Acquisition and operating expenses, net of deferrals	3	2	3	8	2	2	2	2	8
Amortization of deferred acquisition costs and intangibles	—	1	—	1	—	1	—	—	1
Interest expense	—	—	—	—	—	—	—	—	—

Total benefits and expenses	160	152	144	456	141	131	125	116	513

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(5)	9	17	21	16	12	17	14	59
Provision for income taxes	(2)	3	6	7	6	4	6	5	21

INCOME FROM CONTINUING OPERATIONS	(3)	6	11	14	10	8	11	9	38
ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	13	4	3	20	—	1	2	1	4

NET OPERATING INCOME	$10	$10	$14	$34	$10	$9	$13	$10	$42

Effective tax rate (operating income)	34.7%	35.1%	35.5%	35.1%	35.6%	35.4%	35.4%	35.4%	35.5%
SALES:
Sales by Product:
Guaranteed Investment Contracts (GICs)	$24	$42	$22	$88	$85	$146	$29	$57	$317
Funding Agreements Backing Notes	200	650	600	1,450	800	450	300	700	2,250
Funding Agreements	—	315	—	315	—	—	50	—	50

Total Sales	$224	$1,007	$622	$1,853	$885	$596	$379	$757	$2,617

Institutional products are sold through specialized brokers and investment brokers as well as directly to the contractholder.

GENWORTH FINANCIAL, INC.

3Q 2007 FINANCIAL SUPPLEMENT

Assets Under Management—Institutional

(amounts in millions)

	2007				2006
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
GICs, Funding Agreements and Funding Agreements Backing Notes
Account value, net of reinsurance, beginning of period	$11,515	$10,724	$10,483	$10,483	$9,812	$9,886	$9,766	$9,777	$9,777
Deposits(2)	323	1,107	722	2,152	971	676	498	980	3,125
Surrenders and benefits(2)	(710)	(460)	(629)	(1,799)	(439)	(878)	(501)	(1,105)	(2,923)

Net flows	(387)	647	93	353	532	(202)	(3)	(125)	202
Interest credited	154	147	141	442	139	128	123	114	504
Foreign currency translation	10	(3)	7	14	—	—	—	—	—

Account value, end of period	$11,292	$11,515	$10,724	$11,292	$10,483	$9,812	$9,886	$9,766	$10,483

By Contract Type:
Guaranteed Investment Contracts	$1,790	$1,921	$2,073		$2,241	$2,373	$2,619	$2,849
Funding agreements backing notes	6,591	6,578	5,953		5,544	4,741	4,569	4,270
Funding agreements	2,911	3,016	2,698		2,698	2,698	2,698	2,647

	$11,292	$11,515	$10,724		$10,483	$9,812	$9,886	$9,766

Funding Agreements By Liquidity Provisions:
90 day	$270	$375	$425		$425	$425	$425	$425
180 day	500	500	450		450	450	450	450
No put	1,285	1,285	1,235		1,235	1,235	1,485	1,485
Rolling maturity(1)	840	840	575		575	575	325	275
Accrued interest	16	16	13		13	13	13	12

Total funding agreements	$2,911	$3,016	$2,698		$2,698	$2,698	$2,698	$2,647

(1)	Includes products having a 12 and 13 month rolling maturity.
(2)

“Surrenders and benefits” include contracts that have matured but are redeposited with us and reflected as deposits. For the three months ended September 30, 2007 and 2006, surrenders and deposits that were redeposited and are now reflected under “Deposits” amounted to $100 million and $105 million, respectively. For the nine months ended September 30, 2007 and 2006, surrenders and deposits included $300 million and $415 million, respectively, that were redeposited and reflected under “Deposits.”

GENWORTH FINANCIAL, INC.

3Q 2007 FINANCIAL SUPPLEMENT

Net Operating Income and Sales—Life Insurance

(amounts in millions)

	2007				2006
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$236	$238	$235	$709	$225	$228	$226	$221	$900
Net investment income	183	164	157	504	156	146	146	138	586
Net investment gains (losses)	4	(7)	—	(3)	—	(3)	(1)	—	(4)
Insurance and investment product fees and other	88	95	93	276	82	74	86	83	325

Total revenues	511	490	485	1,486	463	445	457	442	1,807

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	204	202	196	602	178	183	171	183	715
Interest credited	60	62	60	182	59	59	60	60	238
Acquisition and operating expenses, net of deferrals	32	31	31	94	32	39	35	36	142
Amortization of deferred acquisition costs and intangibles	27	36	32	95	33	7	38	21	99
Interest expense	57	50	42	149	42	34	34	25	135

Total benefits and expenses	380	381	361	1,122	344	322	338	325	1,329

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	131	109	124	364	119	123	119	117	478
Provision for income taxes	47	39	46	132	36	45	43	43	167

INCOME FROM CONTINUING OPERATIONS	84	70	78	232	83	78	76	74	311
ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	(3)	5	—	2	—	1	1	—	2

NET OPERATING INCOME	$81	$75	$78	$234	$83	$79	$77	$74	$313

Effective tax rate (operating income)	36.1%	35.3%	37.1%	36.2%	29.7%	36.6%	36.6%	36.5%	34.9%
SALES:
Sales by Product:
Term Life	$28	$29	$29	$86	$33	$36	$37	$34	$140
Universal Life:
Annualized first-year deposits	15	15	11	41	13	9	10	9	41
Excess deposits(1)	53	41	48	142	33	24	22	19	98

Total Universal Life	68	56	59	183	46	33	32	28	139

Total Sales	$96	$85	$88	$269	$79	$69	$69	$62	$279

Sales by Distribution Channel:
Financial Intermediaries	$1	$2	$1	$4	$1	$1	$1	$1	$4
Independent Producers	95	83	87	265	78	68	68	61	275

Total Sales	$96	$85	$88	$269	$79	$69	$69	$62	$279

(1)	Excess deposits reported in the fourth quarter of 2006 include $8 million of sales from the second and third quarters of 2006 not previously recognized.

GENWORTH FINANCIAL, INC.

3Q 2007 FINANCIAL SUPPLEMENT

Life Insurance In-force

(amounts in millions)

	2007			2006
	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Term life insurance
Life insurance in-force, net of reinsurance	$457,001	$449,654	$439,380	$429,803	$422,163	$409,103	$393,812
Life insurance in-force before reinsurance	$614,248	$610,071	$602,725	$595,045	$583,780	$571,014	$554,472

Universal and whole life insurance
Life insurance in-force, net of reinsurance	$41,638	$41,303	$40,912	$40,669	$41,595	$40,850	$40,890
Life insurance in-force before reinsurance	$50,737	$50,290	$49,834	$49,572	$49,337	$49,207	$49,335

Total life insurance
Life insurance in-force, net of reinsurance	$498,639	$490,957	$480,292	$470,472	$463,758	$449,953	$434,702
Life insurance in-force before reinsurance	$664,985	$660,361	$652,559	$644,617	$633,117	$620,221	$603,807

GENWORTH FINANCIAL, INC.

3Q 2007 FINANCIAL SUPPLEMENT

Net Operating Income and Sales—Long-Term Care Insurance

(amounts in millions)

	2007				2006
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$507	$498	$485	$1,490	$490	$485	$458	$425	$1,858
Net investment income	210	213	196	619	196	182	184	174	736
Net investment gains (losses)	3	(10)	(5)	(12)	1	5	(1)	4	9
Insurance and investment product fees and other	6	5	7	18	3	7	8	5	23

Total revenues	726	706	683	2,115	690	679	649	608	2,626

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	517	494	480	1,491	492	468	435	396	1,791
Interest credited	40	38	39	117	37	37	36	34	144
Acquisition and operating expenses, net of deferrals	84	87	84	255	89	88	93	81	351
Amortization of deferred acquisition costs and intangibles	24	34	27	85	18	23	28	26	95
Interest expense	—	—	—	—	—	—	—	—	—

Total benefits and expenses	665	653	630	1,948	636	616	592	537	2,381

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	61	53	53	167	54	63	57	71	245
Provision for income taxes	21	19	19	59	18	22	21	25	86

INCOME FROM CONTINUING OPERATIONS	40	34	34	108	36	41	36	46	159
ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	(1)	7	3	9	(1)	(3)	1	(3)	(6)

NET OPERATING INCOME	$39	$41	$37	$117	$35	$38	$37	$43	$153

Effective tax rate (operating income)	33.3%	35.8%	35.9%	35.0%	32.8%	35.8%	35.8%	35.8%	35.1%
SALES:
Sales by Distribution Channel:
Financial Intermediaries	$6	$7	$7	$20	$7	$6	$5	$6	$24
Independent Producers	25	23	24	72	24	27	22	21	94
Dedicated Sales Specialist	13	11	10	34	11	11	14	14	50

Total Individual Long-Term Care	44	41	41	126	42	44	41	41	168
Group Long-Term Care	—	1	—	1	—	—	1	—	1
Medicare Supplement and Other A&H	8	7	7	22	7	7	9	7	30
Linked-Benefits	8	5	4	17	3	—	—	—	3

Total Sales	$60	$54	$52	$166	$52	$51	$51	$48	$202

LOSS RATIOS:
Total Long-Term Care
Earned Premium	$444	$430	$419	$1,293	$423	$418	$407	$399	$1,647
Loss Ratio(1)	70.0%	67.8%	65.4%	66.6%	71.5%	65.6%	64.4%	59.6%	65.4%
Gross Benefits Ratio(2)	106.4%	103.9%	101.0%	102.5%	106.3%	99.1%	98.0%	92.7%	99.1%
Medicare Supplement and A&H(3)
Earned Premium	$65	$69	$67	$201	$69	$69	$53	$26	$217
Loss Ratio(1)	66.8%	68.4%	80.7%	74.5%	60.7%	76.5%	67.6%	94.6%	71.4%

(1)

We calculate the loss ratio for our Long-Term Care Insurance product by dividing benefits and other changes in policy reserves less tabular interest on reserves less loss adjustment expenses by net earned premiums.

(2)	We calculate the gross benefits ratio by dividing the benefits and other changes in policy reserves by net earned premium.
(3)	The Medicare Supplement and A&H earned premium and loss ratio does not include the linked-benefits product.

International

GENWORTH FINANCIAL, INC.

3Q 2007 FINANCIAL SUPPLEMENT

Net Operating Income—International

(amounts in millions)

	2007				2006
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$572	$509	$493	$1,574	$446	$454	$473	$422	$1,795
Net investment income	131	113	88	332	101	75	71	67	314
Net investment gains (losses)	—	(5)	—	(5)	1	(1)	—	1	1
Insurance and investment product fees and other	8	7	6	21	3	10	12	9	34

Total revenues	711	624	587	1,922	551	538	556	499	2,144

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	126	112	107	345	103	81	80	75	339
Acquisition and operating expenses, net of deferrals	281	229	224	734	188	228	226	208	850
Amortization of deferred acquisition costs and intangibles	94	86	87	267	55	73	83	72	283
Interest expense	6	10	4	20	6	—	—	—	6

Total benefits and expenses	507	437	422	1,366	352	382	389	355	1,478

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	204	187	165	556	199	156	167	144	666
Provision for income taxes	65	48	42	155	58	49	48	42	197

INCOME FROM CONTINUING OPERATIONS	139	139	123	401	141	107	119	102	469
ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	1	3	—	4	(1)	—	—	—	(1)

NET OPERATING INCOME(1)	$140	$142	$123	$405	$140	$107	$119	$102	$468

Effective tax rate (operating income)	32.2%	25.7%	25.3%	28.0%	29.1%	30.9%	29.1%	29.0%	29.5%

(1)	Net operating income adjusted for foreign exchange for our International segment was $128 million and $379 million for the three and nine months ended September 30, 2007, respectively.

GENWORTH FINANCIAL, INC.

3Q 2007 FINANCIAL SUPPLEMENT

Net Operating Income and Sales—International Mortgage Insurance—Canada

(amounts in millions)

	2007				2006
	Q3	Q2	Q1	Total	Q4(3)	Q3	Q2	Q1	Total
REVENUES:
Premiums	$108	$94	$83	$285	$88	$78	$72	$68	$306
Net investment income(4)	52	31	29	112	30	27	26	25	108
Net investment gains (losses)	(2)	—	—	(2)	2	—	—	1	3
Insurance and investment product fees and other	—	—	—	—	—	3	5	3	11

Total revenues	158	125	112	395	120	108	103	97	428

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	20	16	13	49	14	11	5	11	41
Acquisition and operating expenses, net of deferrals(4)	31	15	13	59	15	16	19	16	66
Amortization of deferred acquisition costs and intangibles	4	5	4	13	3	3	3	2	11
Interest expense	1	—	1	2	—	—	—	—	—

Total benefits and expenses	56	36	31	123	32	30	27	29	118

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	102	89	81	272	88	78	76	68	310
Provision for income taxes	35	30	26	91	30	24	25	22	101

INCOME FROM CONTINUING OPERATIONS	67	59	55	181	58	54	51	46	209

ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	1	—	—	1	(1)	—	—	—	(1)

NET OPERATING INCOME(1)	$68	$59	$55	$182	$57	$54	$51	$46	$208

Effective tax rate (operating income)	34.2%	33.3%	32.6%	33.4%	34.4%	30.4%	32.3%	32.3%	32.4%
SALES:
New Insurance Written (NIW):
Flow	$11,000	$9,600	$6,000	$26,600	$6,500	$8,100	$6,000	$4,000	$24,600
Bulk	1,300	11,900	400	13,600	300	2,700	200	—	3,200

Total International Mortgage Insurance Canada NIW(2)	$12,300	$21,500	$6,400	$40,200	$6,800	$10,800	$6,200	$4,000	$27,800

(1)     Net operating income for our Canada platform adjusted for foreign exchange was $63 million and $176 million for the three and nine months ended September 30, 2007, respectively.

(2)     New insurance written for our Canada platform adjusted for foreign exchange was $11,500 and $38,800 for the three and nine months ended September 30, 2007, respectively.

(3)     Included in the results for the fourth quarter of 2006 are adjustments related to the premium recognition curve and loss factor update. These adjustments favorably impacted net operating income by $5 million in the fourth quarter of 2006. For further details, see our fourth quarter 2006 financial supplement on our website at www.genworth.com.

(4)     The three months ended September 30, 2007 includes a reclassification of expense of $16 million from net investment income to acquisition and operating expenses, net of deferrals. The reclassification is associated with exit fee accruals for the guarantee fund the Canadian government requires us to maintain in the event of insolvency. Prior periods were not restated as the adjustment is immaterial to the current period and all prior periods. Below is the respective expense amount related to each quarter.

	2007				2006
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
	$7	$6	$3	$16	$4	$5	$3	$2	$14

GENWORTH FINANCIAL, INC.

3Q 2007 FINANCIAL SUPPLEMENT

Net Operating Income and Sales—International Mortgage Insurance—Australia

(amounts in millions)

	2007				2006
	Q3	Q2	Q1	Total	Q4(3)	Q3	Q2	Q1	Total
REVENUES:
Premiums	$73	$72	$68	$213	$110	$48	$57	$51	$266
Net investment income	30	31	22	83	22	20	17	16	75
Net investment gains (losses)	3	(2)	—	1	(1)	(1)	—	—	(2)
Insurance and investment product fees and other	—	—	1	1	—	—	—	—	—

Total revenues	106	101	91	298	131	67	74	67	339

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	36	34	31	101	52	18	17	14	101
Acquisition and operating expenses, net of deferrals	14	13	12	39	11	8	9	9	37
Amortization of deferred acquisition costs and intangibles	5	5	5	15	5	4	2	4	15
Interest expense	—	—	—	—	—	—	—	—	—

Total benefits and expenses	55	52	48	155	68	30	28	27	153

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	51	49	43	143	63	37	46	40	186
Provision for income taxes	13	7	7	27	17	11	11	10	49

INCOME FROM CONTINUING OPERATIONS	38	42	36	116	46	26	35	30	137
ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	(2)	2	—	—	—	—	—	—	—

NET OPERATING INCOME(1)	$36	$44	$36	$116	$46	$26	$35	$30	$137

Effective tax rate (operating income)	25.6%	14.9%	15.5%	18.7%	26.8%	27.0%	26.0%	26.1%	26.5%
SALES:
New Insurance Written (NIW):
Flow	$11,400	$11,600	$10,800	$33,800	$9,800	$10,700	$9,400	$11,900	$41,800
Bulk	7,000	5,900	2,300	15,200	800	1,800	200	500	3,300

Total International Mortgage Insurance Australia NIW(2)	$18,400	$17,500	$13,100	$49,000	$10,600	$12,500	$9,600	$12,400	$45,100

(1)	Net operating income for our Australia platform adjusted for foreign exchange was $32 million and $105 million for the three and nine months ended September 30, 2007, respectively.
(2)	New insurance written for our Australia platform adjusted for foreign exchange was $16,500 and $44,700 for the three and nine months ended September 30, 2007, respectively.
(3)

Included in the results for the fourth quarter of 2006 are adjustments related to the premium recognition curve and loss factor update. These adjustments favorably impacted net operating income by $10 million in the fourth quarter of 2006. For further details, see our fourth quarter 2006 financial supplement on our website at www.genworth.com.

GENWORTH FINANCIAL, INC.

3Q 2007 FINANCIAL SUPPLEMENT

Net Operating Income and Sales—Other International Mortgage Insurance

(amounts in millions)

	2007				2006
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$27	$29	$22	$78	$22	$18	$22	$12	$74
Net investment income	9	7	5	21	4	5	5	4	18
Net investment gains (losses)	—	(1)	—	(1)	—	—	—	—	—
Insurance and investment product fees and other	1	—	—	1	1	—	—	—	1

Total revenues	37	35	27	99	27	23	27	16	93

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	10	11	5	26	1	3	4	2	10
Acquisition and operating expenses, net of deferrals	18	18	18	54	20	17	16	11	64
Amortization of deferred acquisition costs and intangibles	2	1	1	4	2	1	1	1	5
Interest expense	—	—	—	—	—	—	—	—	—

Total benefits and expenses	30	30	24	84	23	21	21	14	79

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	7	5	3	15	4	2	6	2	14
Provision for income taxes	2	1	—	3	—	1	2	1	4

INCOME FROM CONTINUING OPERATIONS	5	4	3	12	4	1	4	1	10
ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	1	—	—	1	—	—	—	—	—

NET OPERATING INCOME(1)	$6	$4	$3	$13	$4	$1	$4	$1	$10

Effective tax rate (operating income)	30.2%	21.2%	–1.6%	22.0%	15.5%	–10.7%	25.5%	25.8%	29.2%
SALES:
New Insurance Written (NIW):
Flow	$4,700	$5,100	$4,900	$14,700	$5,400	$4,600	$4,600	$3,800	$18,400
Bulk	800	400	3,800	5,000	2,800	800	1,300	200	5,100

Total Other International NIW(2)	$5,500	$5,500	$8,700	$19,700	$8,200	$5,400	$5,900	$4,000	$23,500

(1)	Net operating income for our Other International platform adjusted for foreign exchange was $5 million and $12 million for the three and nine months ended September 30, 2007, respectively.
(2)	New insurance written for our Other International platform adjusted for foreign exchange was $5,100 and $18,400 for the three and nine months ended September 30, 2007, respectively.

GENWORTH FINANCIAL, INC.

3Q 2007 FINANCIAL SUPPLEMENT

Selected Key Performance Measures—International Mortgage Insurance

(amounts in millions)

	2007				2006
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
Net Premiums Written
Canada	$301	$262	$137	$700	$145	$178	$123	$79	$525
Australia	102	108	102	312	75	91	74	93	333
Other International	49	58	83	190	62	42	47	32	183

Total International Net Premiums Written	$452	$428	$322	$1,202	$282	$311	$244	$204	$1,041

Loss Ratio(1)
Canada	18%	17%	16%	17%	16%	14%	7%	16%	13%
Australia	49%	47%	46%	47%	47%	37%	30%	29%	38%
Other International	38%	37%	24%	34%	6%	18%	15%	14%	13%
Total International Loss Ratio	32%	31%	29%	31%	30%	22%	17%	21%	24%
Expense Ratio(2)
Canada	12%	7%	12%	11%	13%	11%	18%	23%	15%
Australia	18%	17%	17%	17%	22%	13%	15%	14%	16%
Other International	38%	34%	23%	30%	34%	43%	34%	41%	37%
Total International Expense Ratio	16%	13%	16%	15%	20%	16%	20%	21%	19%
Expense Ratio Adjusted for Canada Reclassification(3)
Canada	9%	10%	15%	10%	15%	13%	21%	25%	17%
Total International Expense Ratio	14%	15%	18%	15%	21%	17%	22%	23%	20%
Primary Insurance In-force
Canada	$172,400	$150,000	$119,700		$113,200	$112,200	$101,900	$92,800
Australia	224,500	205,100	185,200		174,100	167,300	133,100	133,600
Other International	65,000	59,800	56,000		44,700	40,100	36,600	30,400

Total International Primary Insurance In-force	$461,900	$414,900	$360,900		$332,000	$319,600	$271,600	$256,800

Total Risk In-force(4)
Canada	$60,300	$52,500	$41,900		$39,600	$39,300	$35,700	$32,500
Australia	78,600	71,800	64,800		61,000	58,500	46,600	46,700
Other International	7,900	7,300	6,900		5,700	4,900	4,300	3,600

Total International Risk In-force	$146,800	$131,600	$113,600		$106,300	$102,700	$86,600	$82,800

The loss and expense ratios included above are calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

(1)	The ratio of incurred losses and loss adjustment expense to net premiums earned.
(2)

The ratio of an insurer’s general expenses to net premiums written. In our business, general expenses consist of acquisition and insurance expenses, net of deferrals, and amortization of DAC and intangibles.

(3)

Includes the impact of the adjustment referenced on page 35 related to the reclassification of guarantee fund fees from net investment income to acquisition and operating expenses, net of deferrals, in the third quarter of 2007.

(4)

Our businesses in Australia, New Zealand and Canada currently provide 100% coverage on the majority of the loans we insure in those markets. For the purpose of representing our risk in-force, we have computed an “Effective Risk In-force” amount, which recognizes that the loss on any particular loan will be reduced by the net proceeds received upon sale of the property. Effective risk in-force has been calculated by applying to insurance in-force a factor that represents our highest expected average per-claim payment for any one underwriting year over the life of our businesses in Australia, New Zealand and Canada. This factor was 35% for all periods presented.

GENWORTH FINANCIAL, INC.

3Q 2007 FINANCIAL SUPPLEMENT

Selected Key Performance Measures—International Mortgage Insurance—Canada

% of Primary Risk In-force

Province and Territory	September 30, 2007
Ontario	51%
British Columbia	15
Quebec	14
Alberta	14
Nova Scotia	2
Saskatchewan	1
Manitoba	1
New Brunswick	1
All Other	1

Total	100%

Loan Amount
Over $250K	30%
Over $100K to $250K	61
$100K or Less	9

Total	100%

% of Primary Insurance In-force

By Policy Year
2000 and Prior	11%
2001	4
2002	6
2003	9
2004	12
2005	14
2006	19
2007	25

Total portfolio	100%

Average Primary Loan Size (in thousands)	$160

GENWORTH FINANCIAL, INC.

3Q 2007 FINANCIAL SUPPLEMENT

Selected Key Performance Measures—International Mortgage Insurance—Australia

% of Primary Risk In-force
State and Territory	September 30, 2007
New South Wales	34%
Victoria	23
Queensland	20
Western Australia	10
South Australia	5
New Zealand	3
Australian Capital Territory	2
Tasmania	2
Northern Territory	1

Total	100%

Loan Amount
Over $250K	40%
Over $100K to $250K	46
$100K or Less	14

Total	100%

% of Primary Insurance In-force
By Policy Year
2000 and Prior	13%
2001	4
2002	8
2003	9
2004	12
2005	17
2006	21
2007	16

Total portfolio	100%

Average Primary Loan Size (in thousands)	$156

GENWORTH FINANCIAL, INC.

3Q 2007 FINANCIAL SUPPLEMENT

Loans in Default—International Mortgage Insurance

Primary Insurance	September 30, 2007	June 30, 2007	December 31, 2006
Insured loans in-force	2,777,471	2,667,550	2,437,746
Loans in default	13,038	12,338	10,126
Percentage of loans in default (default rate)	0.47%	0.46%	0.42%

Flow loans in-force	2,285,980	2,225,909	2,156,641
Flow loans in default	12,165	11,724	9,671
Percentage of flow loans in default (default rate)	0.53%	0.53%	0.45%

Bulk loans in-force	491,491	441,641	281,105
Bulk loans in default(1)	873	614	455
Percentage of bulk loans in default (default rate)	0.18%	0.14%	0.16%

(1)

Includes loans where we were in a secondary loss position for which no reserve has been established due to an existing deductible. Excluding these loans, bulk loans in default were 685, 440 and 324 for the periods ended September 30, 2007, June 30, 2007 and December 31, 2006, respectively.

GENWORTH FINANCIAL, INC.

3Q 2007 FINANCIAL SUPPLEMENT

Net Operating Income and Sales—Payment Protection Insurance

(amounts in millions)

	2007				2006
	Q3	Q2	Q1	Total	Q4(1)	Q3	Q2	Q1	Total
REVENUES:
Premiums	$364	$314	$320	$998	$226	$310	$322	$291	$1,149
Net investment income	40	44	32	116	45	23	23	22	113
Net investment gains (losses)	(1)	(2)	—	(3)	—	—	—	—	—
Insurance and investment product fees and other	7	7	5	19	2	7	7	6	22

Total revenues	410	363	357	1,130	273	340	352	319	1,284

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	60	51	58	169	36	49	54	48	187
Acquisition and operating expenses, net of deferrals	218	183	181	582	142	187	182	172	683
Amortization of deferred acquisition costs and intangibles	83	75	77	235	45	65	77	65	252
Interest expense	5	10	3	18	6	—	—	—	6

Total benefits and expenses	366	319	319	1,004	229	301	313	285	1,128

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	44	44	38	126	44	39	39	34	156
Provision for income taxes	15	10	9	34	11	13	10	9	43

INCOME FROM CONTINUING OPERATIONS	29	34	29	92	33	26	29	25	113
ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	1	1	—	2	—	—	—	—	—

NET OPERATING INCOME(2)	$30	$35	$29	$94	$33	$26	$29	$25	$113

Effective tax rate (operating income)	35.1%	23.3%	22.8%	27.4%	23.8%	32.9%	27.2%	25.7%	27.4%
SALES:
Payment Protection:
Traditional indemnity premiums	$378	$584	$364	$1,326	$203	$424	$454	$389	$1,470
Premium equivalents for administrative services only business	44	40	50	134	51	31	14	30	126
Reinsurance premiums assumed accounted for under the deposit method	232	244	172	648	437	97	32	—	566

Total Payment Protection(3)	654	868	586	2,108	691	552	500	419	2,162
Mexico operations	19	18	19	56	18	18	15	16	67

Total Sales	$673	$886	$605	$2,164	$709	$570	$515	$435	$2,229

SALES BY REGION:
Payment Protection
Established European Regions
Western region	$173	$175	$198	$546	$172	$163	$172	$146	$653
Central region	157	146	122	425	120	124	113	114	471
Southern region	127	145	112	384	112	95	111	96	414
Nordic region	73	77	68	218	63	70	70	63	266
New Markets	50	43	34	127	21	3	2	—	26
Structured Deals(4)	74	282	52	408	203	97	32	—	332

Total Payment Protection	654	868	586	2,108	691	552	500	419	2,162
Mexico Operations	19	18	19	56	18	18	15	16	67

Total Sales	$673	$886	$605	$2,164	$709	$570	$515	$435	$2,229

PREMIUMS:
Continuing business	$352	$305	$305	$962	$220	$288	$285	$266	$1,059
Travel and runoff block	12	9	15	36	6	22	37	25	90

Total Premiums	$364	$314	$320	$998	$226	$310	$322	$291	$1,149

(1)

During the fourth quarter of 2006, approximately $73 million of premiums related to certain reinsurance assumed business were reclassified from reinsurance accounting to the deposit method of accounting. This change in accounting also resulted in reclassifications in the investment income, benefits and other changes in policyholder reserves and interest expense captions on the income statement, but had no impact on income or net operating income in the fourth quarter of 2006. The fourth quarter 2006 reclassification to the deposit method of accounting presented above was a cumulative catch-up for the previous three quarters of 2006. To better facilitate the analysis of PPI’s sales, revenue and expense trends, page 43 presents all 2006 quarterly income statements and sales data on a basis consistent with these reinsurance assumed arrangements being accounted for under the deposit method of accounting. This change in accounting had no impact on income from continuing operations or net operating income for all periods presented.

(2)	Net operating income adjusted for foreign exchange for our payment protection insurance business was $28 million and $86 million for the three and nine months ended September 30, 2007, respectively.
(3)	Sales adjusted for foreign exchange for our payment protection insurance business was $605 million and $1,947 million for the three and nine months ended September 30, 2007, respectively.
(4)	Structured deals represent in-force blocks of business acquired through reinsurance arrangements.

GENWORTH FINANCIAL, INC.

3Q 2007 FINANCIAL SUPPLEMENT

Net Operating Income and Sales—Payment Protection Insurance (Supplemental Analysis—2006 Quarters Adjusted for Change in Accounting)

(amounts in millions)

	2007				2006
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$364	$314	$320	$998	$277	$287	$306	$279	$1,149
Net investment income	40	44	32	116	29	31	28	25	113
Net investment gains (losses)	(1)	(2)	—	(3)	—	—	—	—	—
Insurance and investment product fees and other	7	7	5	19	8	3	5	6	22

Total revenues	410	363	357	1,130	314	321	339	310	1,284

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	60	51	58	169	54	41	48	44	187
Acquisition and operating expenses, net of deferrals	218	183	181	582	151	183	179	170	683
Amortization of deferred acquisition costs and intangibles	83	75	77	235	64	56	72	60	252
Interest expense	5	10	3	18	1	2	1	2	6

Total benefits and expenses	366	319	319	1,004	270	282	300	276	1,128

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	44	44	38	126	44	39	39	34	156
Provision for income taxes	15	10	9	34	11	13	10	9	43

INCOME FROM CONTINUING OPERATIONS	29	34	29	92	33	26	29	25	113
ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	1	1	—	2	—	—	—	—	—

NET OPERATING INCOME	$30	$35	$29	$94	$33	$26	$29	$25	$113

Effective tax rate (operating income)	35.1%	23.3%	22.8%	27.4%	23.8%	32.9%	27.2%	25.7%	27.4%

SALES:
Payment Protection:
Traditional indemnity premiums	$378	$584	$364	$1,326	$476	$307	$369	$318	$1,470
Premium equivalents for administrative services only business	44	40	50	134	51	31	14	30	126
Reinsurance premiums assumed accounted for under the deposit method	232	244	172	648	164	214	117	71	566

Total Payment Protection	654	868	586	2,108	691	552	500	419	2,162
Mexico operations	19	18	19	56	18	18	15	16	67

Total Sales	$673	$886	$605	$2,164	$709	$570	$515	$435	$2,229

SALES BY REGION:
Payment Protection
Established European Regions
Western region	$173	$175	$198	$546	$172	$163	$172	$146	$653
Central region	157	146	122	425	120	124	113	114	471
Southern region	127	145	112	384	112	95	111	96	414
Nordic region	73	77	68	218	63	70	70	63	266
New Markets	50	43	34	127	21	3	2	—	26
Structured Deals(1)	74	282	52	408	203	97	32	—	332

Total Payment Protection	654	868	586	2,108	691	552	500	419	2,162
Mexico Operations	19	18	19	56	18	18	15	16	67

Total Sales	$673	$886	$605	$2,164	$709	$570	$515	$435	$2,229

PREMIUMS:
Continuing business	$352	$305	$305	$962	$271	$265	$269	$254	$1,059
Travel and runoff block	12	9	15	36	6	22	37	25	90

Total Premiums	$364	$314	$320	$998	$277	$287	$306	$279	$1,149

Supplemental Analysis for Change in Accounting:

During the fourth quarter of 2006, approximately $73 million of premiums related to certain reinsurance assumed business were reclassified from reinsurance accounting to the deposit method of accounting. This change in accounting also resulted in reclassifications in the investment income, benefits and other changes in policyholder reserves and interest expense captions on the income statement, but had no impact on income or net operating income in the fourth quarter of 2006. The fourth quarter 2006 reclassification to the deposit method of accounting presented on page 42 was treated as a cumulative catch-up for the previous three quarters of 2006.

To better facilitate the analysis of PPI’s sales, revenue and expense trends, the above represents all 2006 quarterly income statements and sales data on a basis consistent with these reinsurance assumed arrangements being accounted for under the deposit method of accounting. This change in accounting had no impact on income from continuing operations or net operating income for all periods presented.

(1)	Structured deals represent in-force blocks of business acquired through reinsurance arrangements.

U.S. Mortgage Insurance

GENWORTH FINANCIAL, INC.

3Q 2007 FINANCIAL SUPPLEMENT

Net Operating Income and Sales—U.S. Mortgage Insurance

(amounts in millions)

	2007				2006
	Q3	Q2	Q1	Total	Q4(1)	Q3	Q2	Q1	Total
REVENUES:
Premiums	$159	$148	$137	$444	$136	$118	$116	$116	$486
Net investment income	38	36	37	111	34	34	37	35	140
Net investment gains (losses)	1	—	—	1	4	1	1	—	6
Insurance and investment product fees and other	8	10	7	25	6	7	8	5	26

Total revenues	206	194	181	581	180	160	162	156	658

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	123	60	52	235	54	44	24	19	141
Acquisition and operating expenses, net of deferrals	30	34	32	96	32	37	34	33	136
Amortization of deferred acquisition costs and intangibles	10	8	8	26	6	9	7	8	30

Total benefits and expenses	163	102	92	357	92	90	65	60	307

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	43	92	89	224	88	70	97	96	351
Provision for income taxes	3	26	24	53	24	17	24	24	89

INCOME FROM CONTINUING OPERATIONS	40	66	65	171	64	53	73	72	262
ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	(1)	—	—	(1)	(2)	—	(1)	—	(3)

NET OPERATING INCOME	$39	$66	$65	$170	$62	$53	$72	$72	$259

Effective tax rate (operating income)	7.1%	28.2%	27.1%	23.8%	26.3%	24.0%	25.2%	24.9%	25.1%
SALES:
New Insurance Written (NIW):
Flow	$13,200	$10,800	$6,900	$30,900	$7,300	$6,900	$6,700	$5,500	$26,400
Bulk	2,800	11,100	6,100	20,000	8,100	1,200	1,400	1,300	12,000
Pool	100	200	100	400	200	100	100	—	400

Total U.S. Mortgage NIW	$16,100	$22,100	$13,100	$51,300	$15,600	$8,200	$8,200	$6,800	$38,800

(1)

Included in the results for the fourth quarter of 2006 are adjustments related to the premium recognition curve and loss factor update. These adjustments favorably impacted net operating income by $5 million in the fourth quarter of 2006. For further details, see our fourth quarter 2006 financial supplement on our website at www.genworth.com.

GENWORTH FINANCIAL, INC.

3Q 2007 FINANCIAL SUPPLEMENT

Growth Metrics—U.S. Mortgage Insurance

(dollar amounts in millions)

	2007				2006
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
Net Premiums Written	$167	$152	$140	$459	$138	$121	$119	$115	$493
New Risk Written
Flow	$3,330	$2,658	$1,695	$7,683	$1,776	$1,773	$1,697	$1,404	$6,650
Bulk	82	380	198	660	257	40	41	102	440

Total Primary	3,412	3,038	1,893	8,343	2,033	1,813	1,738	1,506	7,090
Pool	5	7	3	15	9	3	2	2	16

Total New Risk Written	$3,417	$3,045	$1,896	$8,358	$2,042	$1,816	$1,740	$1,508	$7,106

Primary Insurance In-force	$144,800	$135,500	$120,500		$113,400	$104,000	$102,000	$100,500
Risk In-force
Flow	$26,687	$24,442	$23,013		$22,484	$21,962	$21,555	$21,328
Bulk	1,436	1,354	978		783	534	498	460

Total Primary	28,123	25,796	23,991		23,267	22,496	22,053	21,788
Pool	414	428	436		452	468	494	516

Total Risk In-force	$28,537	$26,224	$24,427		$23,719	$22,964	$22,547	$22,304

Loss Metrics—U.S. Mortgage Insurance
Paid Claims
Flow	$48.6	$40.3	$37.5	$126.4	$35.5	$35.6	$31.7	$30.1	$132.9
Bulk	0.5	0.3	0.3	1.1	0.5	0.5	0.5	0.5	2.0

Total Primary	49.1	40.6	37.8	127.5	36.0	36.1	32.2	30.6	134.9
Pool	—	—	0.1	0.1	0.2	—	0.5	0.1	0.8

Total Paid Claims	$49.1	$40.6	$37.9	$127.6	$36.2	$36.1	$32.7	$30.7	$135.7

Average Paid Claim (in thousands)	$35.8	$32.5	$32.2		$29.8	$29.4	$26.1	$26.2
Number of Primary Delinquencies
Flow	27,609	22,970	21,804		22,966	22,001	21,021	22,070
Bulk(5)	3,147	2,086	1,566		1,330	1,082	1,048	1,057
Average Reserve Per Delinquency (in thousands)
Flow	$12.0	$11.4	$11.3		$10.1	$9.8	$9.8	$9.7
Bulk(5)	4.4	3.1	2.1		3.0	3.3	3.4	3.6
Beginning Reserves	$270	$251	$237	$237	$220	$212	$220	$232	$232
Paid claims	(49)	(41)	(38)	(128)	(36)	(36)	(33)	(31)	(136)
Increase (decrease) in reserves	124	60	52	236	53	44	25	19	141

Ending Reserves	$345	$270	$251	$345	$237	$220	$212	$220	$237

Loss Ratio(1)	78%	41%	38%	53%	40%	37%	21%	16%	29%
Other Metrics—U.S. Mortgage Insurance
Expense Ratio(2)	24%	27%	29%	27%	28%	37%	35%	36%	34%
Flow Persistency	82%	78%	78%		76%	74%	71%	72%
Gross written premiums ceded to captives/total direct written premiums	21%	22%	22%		23%	23%	24%	24%
Risk to Capital Ratio(3)	9.2:1	8.8:1	8.8:1		8.6:1	7.9:1	8.0:1	8.1:1

Average primary loan size (in thousands)	$160
Primary risk in-force subject to captives	61%
Primary risk in-force that is GSE conforming	95%
Interest only risk in-force with initial reset > 5 years	93%
Primary risk in-force with potential to reset in 2007(4)	1.6%
Primary risk in-force with potential to reset in 2008(4)	2.0%

The loss and expense ratios included above are calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

(1)	The ratio of incurred losses and loss adjustment expense to net premiums earned.
(2)

The ratio of an insurer's general expenses to net premiums written. In our business, general expenses consist of acquisition and insurance expenses, net of deferrals, and amortization of DAC and intangibles. For 2006, expense ratios have been restated as a result of a reclassification from acquisition and operating expenses, net of deferrals, to insurance and investment product fees and other.

(3)

Certain states limit a private mortgage insurer’s risk in-force to 25 times the total of the insurer’s policyholders’ surplus plus the statutory contingent reserve, commonly known as the “risk to capital” requirement. The risk to capital ratio for our U.S. mortgage insurance business was computed as of the beginning of the period indicated.

(4)	Represents < 5 year adjustable rate mortgages with 2% annual adjustment cap.
(5)

The reserve per delinquency calculation includes loans where we were in a secondary loss position for which no reserve has been established due to an existing deductible. Excluding these loans, bulk loans in default were as follows:

Q3	Q2	Q1	Q4	Q3	Q2	Q1
1,338	881	554	386	367	361	351

GENWORTH FINANCIAL, INC.

3Q 2007 FINANCIAL SUPPLEMENT

Portfolio Quality Metrics—U.S. Mortgage Insurance

	2007			2006
	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Risk In-force by Credit Quality(1)
Primary by FICO Scores > 679 (%)	59%	59%	60%	59%	60%	60%	60%
Primary by FICO Scores 620-679	32%	32%	32%	33%	32%	32%	32%
Primary by FICO Scores 575-619	7%	7%	6%	6%	6%	6%	6%
Primary by FICO Scores < 575	2%	2%	2%	2%	2%	2%	2%

Flow by FICO Scores > 679 (%)	58%	58%	58%	58%	59%	59%	59%
Flow by FICO Scores 620-679	33%	33%	33%	33%	32%	33%	33%
Flow by FICO Scores 575-619	7%	7%	7%	7%	7%	6%	6%
Flow by FICO Scores < 575	2%	2%	2%	2%	2%	2%	2%

Bulk by FICO Scores > 679 (%)	83%	84%	83%	81%	79%	79%	77%
Bulk by FICO Scores 620-679	15%	15%	15%	16%	16%	16%	17%
Bulk by FICO Scores 575-619	1%	1%	1%	2%	3%	3%	4%
Bulk by FICO Scores < 575	1%	0%	1%	1%	2%	2%	2%

Primary A minus and sub-prime	13%	12%	12%	11%	11%	11%	11%

Primary Loans
Primary total loans in-force	905,412	858,550	800,110	778,311	744,867	740,091	740,562
Primary total loans in default	30,756	25,056	23,370	24,296	23,083	22,069	23,127
Primary loans total default rate	3.40%	2.92%	2.92%	3.12%	3.10%	2.98%	3.12%

Flow loans in-force	715,970	674,730	646,004	638,833	631,181	628,744	632,759
Flow loans in default	27,609	22,970	21,804	22,966	22,001	21,021	22,070
Flow loans default rate	3.86%	3.40%	3.38%	3.59%	3.49%	3.34%	3.49%

Bulk loans in-force	189,442	183,820	154,106	139,478	113,686	111,347	107,803
Bulk loans in default(2)	3,147	2,086	1,566	1,330	1,082	1,048	1,057
Bulk loans default rate	1.66%	1.13%	1.02%	0.95%	0.95%	0.94%	0.98%

A minus and sub-prime loans in-force	100,512	89,023	79,405	75,234	72,678	70,595	69,066
A minus and sub-prime loans in default	9,632	7,646	6,875	7,258	6,773	6,185	6,064
A minus and sub-prime loans default rate	9.58%	8.59%	8.66%	9.65%	9.32%	8.76%	8.78%

Pool Loans
Insured loans in-force	21,118	20,653	20,074	21,597	17,926	18,142	18,613
Pool loans in default	442	398	415	402	446	477	500
Pool loans default rate	2.09%	1.93%	2.07%	1.86%	2.49%	2.63%	2.69%

(1)     Loans with unknown FICO scores are included in the 620-679 category

(2)     Includes loans where we were in a secondary loss position for which no reserve has been established due to an existing deductible. Excluding these loans, bulk loans in default were as follows:

	Q3	Q2	Q1	Q4	Q3	Q2	Q1
	1,338	881	554	386	367	361	351

GENWORTH FINANCIAL, INC.

3Q 2007 FINANCIAL SUPPLEMENT

Portfolio Quality Metrics—U.S. Mortgage Insurance

	September 30, 2007		June 30, 2007		September 30, 2006
	% of Primary Risk In-force	Primary Default Rate	% of Primary Risk In-force	Primary Default Rate	% of Primary Risk In-force	Primary Default Rate
By Region
Southeast(1)	25%	4.05%	26%	3.33%	25%	3.28%
South Central(2)	17	2.97%	17	2.73%	17	3.31%
Northeast(3)	13	3.49%	13	3.12%	14	3.29%
North Central(4)	12	3.14%	12	2.70%	12	2.69%
Pacific(5)	10	2.19%	9	1.59%	8	1.51%
Great Lakes(6)	9	4.86%	9	4.42%	10	4.63%
Plains(7)	6	2.57%	6	2.26%	6	2.34%
New England(8)	4	2.95%	4	2.55%	4	2.67%
Mid-Atlantic(9)	4	2.65%	4	2.05%	4	2.21%

Total	100%	3.40%	100%	2.92%	100%	3.10%

By State
Florida	9%	4.38%	9%	2.95%	9%	1.95%
Texas	7%	3.41%	7%	3.20%	7%	4.04%
New York	6%	2.79%	6%	2.46%	6%	2.51%
Illinois	5%	3.42%	5%	3.06%	5%	2.84%
California	4%	2.35%	4%	1.40%	3%	0.96%
Georgia	4%	4.65%	4%	4.00%	4%	4.16%
North Carolina	4%	3.65%	4%	3.38%	4%	3.96%
Pennsylvania	4%	4.23%	4%	3.90%	4%	4.44%
Ohio	3%	4.91%	4%	4.46%	4%	4.84%
New Jersey	3%	3.79%	3%	3.28%	3%	3.05%

(1)	Alabama, Arkansas, Florida, Georgia, Mississippi, North Carolina, South Carolina and Tennessee
(2)	Arizona, Colorado, Louisiana, New Mexico, Oklahoma, Texas and Utah
(3)	New Jersey, New York and Pennsylvania
(4)	Illinois, Minnesota, Missouri and Wisconsin
(5)	Alaska, California, Hawaii, Nevada, Oregon and Washington
(6)	Indiana, Kentucky, Michigan and Ohio
(7)	Idaho, Iowa, Kansas, Montana, Nebraska, North Dakota, South Dakota and Wyoming
(8)	Connecticut, Maine, Massachusetts, New Hampshire, Rhode Island and Vermont
(9)	Delaware, Maryland, Virginia, Washington D.C. and West Virginia

GENWORTH FINANCIAL, INC.

3Q 2007 FINANCIAL SUPPLEMENT

Portfolio Quality Metrics—U.S. Mortgage Insurance

(amounts in millions)

	September 30, 2007	June 30, 2007	September 30, 2006
Primary risk-in-force lender concentration (by original applicant)	$28,123	$25,796	$22,497
Top 10 lenders	11,027	9,948	8,500
Top 20 lenders	14,520	13,113	11,062

Loan-to-value ratio
95.01% and above	$7,863	$6,786	$4,985
90.01% to 95.00%	8,912	8,332	8,155
80.01% to 90.00%	10,017	9,424	7,845
80.00% and below	1,331	1,254	1,512

Total	$28,123	$25,796	$22,497

Loan grade
Prime	$24,491	$22,646	$20,007
A minus and sub-prime	3,632	3,150	2,490

Total	$28,123	$25,796	$22,497

Loan type(1)
Fixed rate mortgage
Flow	$25,452	$23,221	$20,598
Bulk	760	689	493
Adjustable rate mortgage
Flow	1,235	1,221	1,365
Bulk	676	665	41

Total	$28,123	$25,796	$22,497

Type of documentation
Alt A
Flow	$1,580	$1,456	$1,276
Bulk	344	306	108
Standard(2)
Flow	25,107	22,985	20,688
Bulk	1,092	1,049	425

Total	$28,123	$25,796	$22,497

Mortgage term
15 years and under	$360	$464	$495
More than 15 years	27,763	25,332	22,002

Total	$28,123	$25,796	$22,497

(1)	For loan type in this table, any loan with an interest rate that is fixed for an initial term of five years or more is categorized as a fixed rate mortgage.
(2)

Standard includes loans with reduced or different documentation requirements that meet specifications of GSE approved underwriting systems with historical and expected default rates consistent with our standard portfolio.

GENWORTH FINANCIAL, INC.

3Q 2007 FINANCIAL SUPPLEMENT

Portfolio Quality Metrics—U.S. Mortgage Insurance

(dollar amounts in millions)

	As of September 30, 2007
Policy Year	Average Rate	Primary Insurance In-Force	Percent of Total	Primary Risk In-Force	Percent of Total
1997 and Prior	8.13%	$2,115	1.5%	$521	1.9%
1998	7.14%	860	0.6	227	0.8
1999	7.30%	1,017	0.7	257	0.9
2000	8.15%	658	0.5	162	0.6
2001	7.38%	2,347	1.6	588	2.1
2002	6.58%	5,829	4.0	1,413	5.0
2003	5.64%	22,256	15.4	3,777	13.4
2004	5.84%	12,154	8.4	2,637	9.4
2005	5.97%	17,817	12.3	4,378	15.6
2006	6.65%	31,732	21.9	6,024	21.4
2007	6.81%	48,049	33.1	8,139	28.9

Total portfolio		$144,834	100.0%	$28,123	100.0%

Occupancy and Property Type	As of September 30, 2007
Occupancy Status % of Primary Risk In Force
Primary Residence	92.1%
Second Home	4.2
Non-Owner Occupied	3.7

Total	100.0%
Property Type % of Primary Risk In Force
Single Family Detached	85.7%
Condominium	10.5
Multi-Family & Other	3.8

Total	100.0%

GENWORTH FINANCIAL, INC.

3Q 2007 FINANCIAL SUPPLEMENT

Other Metrics—U.S. Mortgage Insurance

(dollar amounts in millions)

2007
Q3
GSE Alt-A
Risk in-force	$383
Average FICO score	718
Loan-to-value ratio	79%
Stop loss	96%
Deductible	83%

Portfolio
Risk in-force	$571
Average FICO score	724
Loan-to-value ratio	77%
Full documentation loans	97%
Stop loss	100%
Deductible	27%

FHLB
Risk in-force	$380
Average FICO score	743
Loan-to-value ratio	68%
Full documentation loans	88%
Stop loss	97%
Deductible	100%

Other
Risk in-force	$102
Average FICO score	671
Loan-to-value ratio	88%
Full documentation loans	100%
Stop loss	4%
Deductible	0%

Total Bulk risk in-force	$1,436

Corporate and Other

GENWORTH FINANCIAL, INC.

3Q 2007 FINANCIAL SUPPLEMENT

Net Operating Loss—Corporate and Other

(amounts in millions)

	2007				2006
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$8	$5	$7	$20	$3	$10	$7	$7	$27
Net investment income	12	15	15	42	28	20	15	33	96
Net investment gains (losses)	(11)	(1)	—	(12)	9	—	(3)	(18)	(12)
Insurance and investment product fees and other	—	(1)	2	1	2	1	2	2	7

Total revenues	9	18	24	51	42	31	21	24	118

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	1	—	1	—	1	1	1	3
Acquisition and operating expenses, net of deferrals(1)	9	10	21	40	19	25	15	6	65
Amortization of deferred acquisition costs and intangibles(1)	2	1	14	17	1	2	1	1	5
Interest expense	59	63	60	182	58	51	53	56	218

Total benefits and expenses	70	75	95	240	78	79	70	64	291

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(61)	(57)	(71)	(189)	(36)	(48)	(49)	(40)	(173)
Benefit from income taxes	(21)	(20)	(24)	(65)	(10)	(15)	(14)	(13)	(52)

LOSS FROM CONTINUING OPERATIONS BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE	(40)	(37)	(47)	(124)	(26)	(33)	(35)	(27)	(121)
Cumulative effect of accounting change, net of taxes	—	—	—	—	—	—	—	4	4

LOSS FROM CONTINUING OPERATIONS	(40)	(37)	(47)	(124)	(26)	(33)	(35)	(23)	(117)
ADJUSTMENTS TO LOSS FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	6	—	—	6	(5)	—	1	12	8
Expenses related to reorganization, net of taxes	—	—	14	14	—	—	—	—	—
Cumulative effect of accounting change, net of taxes	—	—	—	—	—	—	—	(4)	(4)

NET OPERATING LOSS	$(34)	$(37)	$(33)	$(104)	$(31)	$(33)	$(34)	$(15)	$(113)

Effective tax rate (operating income)	35.2%	34.1%	33.7%	34.4%	22.4%	29.6%	31.1%	26.9%	27.8%

(1)	Includes pretax reorganization costs for an impairment of internal-use software of $13 million and $8 million of severance and other employee termination related expenses in the first quarter of 2007.

ADDITIONAL FINANCIAL DATA

GENWORTH FINANCIAL, INC.

3Q 2007 FINANCIAL SUPPLEMENT

Investments Summary

(amounts in millions)

		September 30, 2007		June 30, 2007		March 31, 2007		December 31, 2006		September 30, 2006
		Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Composition of Investment Portfolio
Fixed maturity securities:
Investment grade
Other public		$25,684	35%	$24,721	34%	$24,915	35%	$24,604	35%	$24,259	36%
Other private		10,712	15	10,692	15	10,657	15	10,653	15	10,476	15
Mortgage-backed (MBS):	Residential mortgage backed securities	3,807	5	3,794	5	3,811	5	4,069	6	4,765	7
	Commercial mortgage backed securities	5,329	7	5,371	8	5,670	8	5,017	7	3,634	5
	Other	68	—	109	—	38	—	30	—	11	—
Asset-backed (ABS):	Residential mortgage backed securities	1,927	3	2,395	3	2,187	3	2,018	3	2,024	3
	Commercial mortgage backed securities	16	—	108	—	103	—	106	—	78	—
	Other	3,407	5	3,219	5	2,704	4	3,198	4	2,658	4
Tax exempt		2,153	3	2,369	3	2,212	3	2,231	3	2,720	4
Non-investment grade		2,672	4	2,789	4	2,816	4	2,758	4	2,891	4
Equity securities:
Common stocks and mutual funds		62	—	58	—	53	—	52	—	45	—
Preferred stocks		185	—	143	—	147	—	145	—	147	—
Commercial mortgage loans		8,839	12	8,798	12	8,508	12	8,357	12	8,182	12
Policy loans		1,650	2	1,635	2	1,494	2	1,489	2	1,493	2
Cash, cash equivalents and short-term investments		3,149	4	2,968	4	2,261	3	2,449	4	2,301	3
Securities lending		2,279	3	2,161	3	2,179	3	2,277	3	1,621	3
Other invested assets:	Limited partnerships	554	1	424	1	357	1	207	—	180	—
	Derivatives	496	1	260	—	453	1	543	1	550	1
	Trading portfolio	254	—	135	—	111	—	107	—	31	—
	Other(1)	217	—	453	1	651	1	699	1	663	1

Total invested assets and cash		$73,460	100%	$72,602	100%	$71,327	100%	$71,009	100%	$68,729	100%

Public Fixed Maturities—Credit Quality:
NAIC Designation	Rating Agency Equivalent Designation
1	Aaa	$13,245	33%	$12,452	31%	$11,776	30%	$11,614	29%	$11,312	29%
1	Aa	7,141	18	7,176	18	6,392	16	5,588	14	5,946	15
1	A	11,247	28	11,746	29	12,267	31	12,839	33	12,083	30
2	Baa	6,713	17	6,605	17	7,315	18	7,496	19	7,971	20
3	Ba	1,258	3	1,237	3	1,325	3	1,320	3	1,425	4
4	B	565	1	655	2	635	2	611	2	647	2
5	Caa and lower	32	—	19	—	49	—	76	—	22	—
6	In or near default	3	—	7	—	9	—	9	—	9	—
Not rated	Not rated	—	—	—	—	—	—	—	—	—	—

	Total public fixed maturities	$40,204	100%	$39,897	100%	$39,768	100%	$39,553	100%	$39,415	100%

Private Fixed Maturities—Credit Quality:
NAIC Designation	Rating Agency Equivalent Designation
1	Aaa	$2,810	18%	$2,706	17%	$2,331	15%	$2,192	15%	$1,514	11%
1	Aa	2,300	15	2,463	16	2,278	15	2,148	14	2,076	15
1	A	4,079	26	4,095	26	4,335	28	4,557	30	4,382	31
2	Baa	5,568	36	5,535	35	5,603	37	5,493	36	5,341	38
3	Ba	702	4	744	5	658	4	579	4	592	4
4	B	79	1	90	1	102	1	132	1	172	1
5	Caa and lower	27	—	30	—	30	—	5	—	12	—
6	In or near default	6	—	6	—	7	—	7	—	11	—
Not rated	Not rated	—	—	1	—	1	—	18	—	1	—

	Total private fixed maturities	$15,571	100%	$15,670	100%	$15,345	100%	$15,131	100%	$14,101	100%

(1)	Effective September 30, 2007, the Canadian guarantee fund has been reclassed prospectively to fixed maturities. The balance as of September 30, 2007 was $455 million.

GENWORTH FINANCIAL, INC.

3Q 2007 FINANCIAL SUPPLEMENT

Fixed Maturities Summary

(amounts in millions)

	September 30, 2007		June 30, 2007		March 31, 2007		December 31, 2006		September 30, 2006
	Estimated Fair Value	% of Total	Estimated Fair Value	% of Total	Estimated Fair Value	% of Total	Estimated Fair Value	% of Total	Estimated Fair Value	% of Total
Fixed Maturities—Security Sector:
U.S. government, agencies & government sponsored entities	$645	1%	$632	1%	$516	1%	$864	2%	$689	1%
Tax exempt	2,155	4	2,371	4	2,220	4	2,231	4	2,720	5
Foreign government(1)	2,294	4	1,725	3	1,736	3	1,765	3	1,770	3
U.S. corporate	23,540	42	24,064	44	25,013	46	24,656	45	24,730	46
Foreign corporate	12,465	22	11,657	21	10,993	20	10,632	19	10,335	20
Mortgage-backed (MBS): Residential mortgage backed securities	3,808	7	3,794	7	3,877	7	4,058	8	3,665	7
Commercial mortgage backed securities	5,445	10	5,490	10	5,694	10	5,113	9	4,832	9
Other	68	—	110	—	68	—	41	—	11	—
Asset-backed (ABS): Residential mortgage backed securities	1,930	4	2,397	4	2,187	4	2,018	4	2,027	4
Commercial mortgage backed securities	18	—	108	—	103	—	106	—	78	—
Other	3,407	6	3,219	6	2,706	5	3,200	6	2,659	5

Total fixed maturities(2)	$55,775	100%	$55,567	100%	$55,113	100%	$54,684	100%	$53,516	100%

Corporate Bond Holdings—Industry Sector:
Investment Grade:
Finance and insurance	$12,605	37%	$12,542	37%	$12,759	38%	$12,141	37%	$11,584	35%
Utilities and energy	5,962	18	5,885	18	6,139	18	6,040	18	6,102	19
Consumer—non cyclical	3,640	11	3,494	10	3,747	11	3,720	11	3,815	12
Consumer—cyclical	1,893	6	1,860	6	2,205	7	2,187	7	2,077	6
Capital goods	1,826	5	1,728	5	2,006	6	1,961	6	1,794	6
Industrial	1,455	4	1,413	4	1,458	4	1,491	5	1,696	5
Technology and communications	1,992	6	2,032	6	2,101	6	2,080	6	2,091	6
Transportation	1,200	3	1,059	3	1,132	3	1,118	3	1,092	3
Other	3,386	10	3,589	11	2,315	7	2,351	7	2,511	8

Subtotal	$33,959	100%	$33,602	100%	$33,862	100%	$33,089	100%	$32,762	100%
Non-Investment Grade:
Finance and insurance	$212	10%	$224	11%	$251	12%	$320	15%	$248	11%
Utilities and energy	214	11	227	11	231	11	198	9	243	11
Consumer—non cyclical	459	23	394	19	463	21	416	19	404	18
Consumer—cyclical	340	17	346	16	298	14	310	14	387	17
Capital goods	112	5	136	6	136	6	154	7	160	7
Industrial	231	11	268	13	276	13	271	12	302	12
Technology and communications	401	20	381	18	378	18	389	18	406	18
Transportation	68	3	71	3	104	5	112	5	143	6
Other	9	—	72	3	7	—	29	1	10	—

Subtotal	$2,046	100%	$2,119	100%	$2,144	100%	$2,199	100%	$2,303	100%

Total	$36,005	100%	$35,721	100%	$36,006	100%	$35,288	100%	$35,065	100%

Fixed Maturities—Contractual Maturity Dates:
Due in one year or less	$2,045	4%	$2,059	4%	$2,192	4%	$2,342	4%	$2,902	5%
Due after one year through five years	11,330	20	10,639	19	10,487	19	10,416	19	9,984	19
Due after five years through ten years	9,758	18	9,732	18	9,999	18	9,900	18	10,264	19
Due after ten years	17,966	32	18,019	32	17,800	32	17,490	32	17,094	32

Subtotal	41,099	74	40,449	73	40,478	73	40,148	73	40,244	75
Mortgage and asset-backed	14,676	26	15,118	27	14,635	27	14,536	27	13,272	25

Total fixed maturities	$55,775	100%	$55,567	100%	$55,113	100%	$54,684	100%	$53,516	100%

(1)	Effective September 30, 2007, the Canadian guarantee fund has been reclassed prospectively to fixed maturities. The balance as of September 30, 2007 was $455 million.
(2)	The following table sets forth the fair value of our fixed maturities by pricing source as of the date indicated:

	September 30, 2007
	Estimated fair value	% of total
Priced via independent pricing services	$45,362	81%
Priced via broker expectations	3,255	6
Priced via internally developed matrices	6,973	13
Priced via other methods	185	—

Total fixed maturities	$55,775	100%

GENWORTH FINANCIAL, INC.

3Q 2007 FINANCIAL SUPPLEMENT

Additional Information on Investments Backed by Sub-prime Residential Mortgage Loans

(amounts in millions)

Mortgage-backed and Asset-backed Securities Collateralized by Sub-prime Residential Mortgage Loans as of September 30, 2007:

	Estimated Fair Value by Year of Loan Origination
S&P Rating	2004 and Prior	2005	First Half 2006	Second Half 2006	2007	Total(1)
AAA	$180	$185	$121	$216	$116	$818
AA	71	117	67	20	149	424

Subtotal	251	302	188	236	265	1,242
A	97	198	132	11	—	438
BBB	40	47	—	—	—	87
BB	—	—	1	—	—	1
B	—	2	—	—	—	2

Total	$388	$549	$321	$247	$265	$1,770

Our sub-prime securities are principally backed by first lien mortgages. We do not have a significant exposure to second liens or option adjustable rate mortgages. We do have $4 million of mezzanine CDOs. We do not have any exposure to net interest margin deals, highly leveraged transactions or CDO-squared investments.

Gross Unrealized Losses by Vintage and Rating:

September 30, 2007
	Gross Unrealized Losses by Year of Loan Origination
S&P Rating	2004 and Prior	2005	First Half 2006	Second Half 2006	2007	Total
AAA	$(4)	$(4)	$(5)	$(5)	$(2)	$(20)
AA	(3)	(9)	(17)	(4)	(33)	(66)

Subtotal	(7)	(13)	(22)	(9)	(35)	(86)
A	(8)	(48)	(88)	(5)	—	(149)
BBB	(8)	(13)	—	—	—	(21)
BB	—	—	—	—	—	—
B	—	(2)	—	—	—	(2)

Total	$(23)	$(76)	$(110)	$(14)	$(35)	$(258)

June 30, 2007
	Gross Unrealized Losses by Year of Loan Origination
S&P Rating	2004 and Prior	2005	First Half 2006	Second Half 2006	2007	Total
AAA	$(3)	$(1)	$—	$—	$—	$(4)
AA		—	(1)	(1)	—	(2)

Subtotal	(3)	(1)	(1)	(1)	—	(6)
A		(5)	(5)	—	—	(10)
BBB	(4)	(5)	(1)	—	—	(10)
BB	—	—	—	—	—	—
B	—	—	—	—	—	—

Total	$(7)	$(11)	$(7)	$(1)	$—	$(26)

(1)

Our fixed maturity portfolio includes residential mortgage-backed and asset-backed securities collateralized by sub-prime residential mortgage loans. The following table sets forth the fair value of these sub-prime investments by pricing source as of the date indicated:

	September 30, 2007
	Estimated fair value	% of total
Priced via independent pricing services	$1,702	96%
Priced via broker expectations	63	4
Priced via other methods	5	—

Total sub-prime investments	$1,770	100%

GENWORTH FINANCIAL, INC.

3Q 2007 FINANCIAL SUPPLEMENT

Additional Information on Investments Backed by Alt-A Residential Mortgage Loans

(amounts in millions)

Mortgage-backed and Asset-backed Securities Collateralized by Alt-A Residential Mortgage Loans as of September 30, 2007:

	Estimated Fair Value by Year of Loan Origination
S&P Rating	2004 and Prior	2005	First Half 2006	Second Half 2006	2007	Total(1)
AAA	$239	$268	$130	$40	$196	$873
AA	40	291	106	—	19	456

Subtotal	279	559	236	40	215	1,329
A	64	139	68	7	3	281
BBB	8	15	13	—	—	36

Total	$351	$713	$317	$47	$218	$1,646

Gross Unrealized Losses by Vintage and Rating:

September 30, 2007

	Gross Unrealized Losses by Year of Loan Origination
S&P Rating	2004 and Prior	2005	First Half 2006	Second Half 2006	2007	Total
AAA	$(4)	$(7)	$(1)	$(1)	$(2)	$(15)
AA	(1)	(10)	(6)	—	—	(17)

Subtotal	(5)	(17)	(7)	(1)	(2)	(32)
A	(1)	(12)	(11)	—	—	(24)
BBB	(1)	(4)	(4)	—	—	(9)

Total	$(7)	$(33)	$(22)	$(1)	$(2)	$(65)

June 30, 2007
	Gross Unrealized Losses by Year of Loan Origination
S&P Rating	2004 and Prior	2005	First Half 2006	Second Half 2006	2007	Total
AAA	$(5)	$(7)	$—	$—	$—	$(12)
AA	—	(4)	(1)	—	—	(5)

Subtotal	(5)	(11)	(1)	—	—	(17)
A	(3)	(3)	(1)	—	—	(7)
BBB	—	(1)	(3)	—	—	(4)

Total	$(8)	$(15)	$(5)	$—	$—	$(28)

(1)

Our fixed maturity portfolio includes residential mortgage-backed and asset-backed securities collateralized by Alt-A residential mortgage loans. The following table sets forth the fair value of these Alt-A investments by pricing source as of the date indicated:

	September 30, 2007
	Estimated fair value	% of total
Priced via independent pricing services	$1,314	80%
Priced via broker expectations	324	20
Priced via matrices	8	—

Total Alt-A investments	$1,646	100%

GENWORTH FINANCIAL, INC.

3Q 2007 FINANCIAL SUPPLEMENT

Commercial Mortgage Loans Data

(amounts in millions)

	September 30, 2007		June 30, 2007		March 31, 2007		December 31, 2006		September 30, 2006
Summary of Commercial Mortgage Loans	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Geographic Region
Pacific	$2,317	26%	$2,333	26%	$2,303	27%	$2,321	28%	$2,372	29%
South Atlantic	2,073	23	1,967	22	1,870	22	1,798	21	1,721	21
Middle Atlantic	1,110	13	1,122	13	1,124	13	1,115	13	1,117	14
East North Central	872	10	860	10	858	10	835	10	829	10
Mountain	790	9	764	9	821	10	815	10	759	9
West South Central	388	4	369	4	344	4	357	4	331	4
West North Central	468	5	551	7	549	7	535	7	531	6
East South Central	316	4	293	3	292	3	280	3	306	4
New England	522	6	553	6	360	4	311	4	224	3

Subtotal	8,856	100%	8,812	100%	8,521	100%	8,367	100%	8,190	100%

Allowance for losses	(21)		(18)		(17)		(15)		(14)
Unamortized fees and costs	4		4		4		5		6

Total	$8,839		$8,798		$8,508		$8,357		$8,182

Property Type
Office	$2,422	27%	$2,463	28%	$2,364	28%	$2,319	28%	$2,334	29%
Industrial	2,322	26	2,315	26	2,258	27	2,211	26	2,184	27
Retail	2,438	28	2,369	27	2,238	26	2,203	26	2,158	26
Apartments	975	11	962	11	972	11	987	12	995	12
Mixed use/other	699	8	703	8	689	8	647	8	519	6

Subtotal	8,856	100%	8,812	100%	8,521	100%	8,367	100%	8,190	100%

Allowance for losses	(21)		(18)		(17)		(15)		(14)
Unamortized fees and costs	4		4		4		5		6

Total	$8,839		$8,798		$8,508		$8,357		$8,182

				.		.		.
Loan Size	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total
Under $5 million	$3,691	42%	$3,684	42%	$3,583	42%	$3,557	43%	$3,545	43%
$5 million but less than $10 million	2,064	23	2,039	23	1,944	23	1,885	23	1,845	23
$10 million but less than $20 million	1,635	19	1,636	19	1,674	20	1,638	19	1,640	20
$20 million but less than $30 million	485	5	490	5	461	5	507	6	558	7
$30 million and over	981	11	963	11	859	10	781	9	603	7

Subtotal	8,856	100%	8,812	100%	8,521	100%	8,368	100%	8,191	100%

Net premium/discount	—		—		—		(1)		(1)

Total	$8,856		$8,812		$8,521		$8,367		$8,190

Allowance for Losses on Commercial Mortgage Loans	September 30, 2007		June 30, 2007		March 31, 2007		December 31, 2006		September 30, 2006
Beginning balance	$18		$17		$15		$14		$15
Provisions	3		1		2		1		—
Releases	—		—		—		—		(1)

Ending balance	$21		$18		$17		$15		$14

GENWORTH FINANCIAL, INC.

3Q 2007 FINANCIAL SUPPLEMENT

General Account GAAP Net Investment Income Yields

(amounts in millions)

	2007				2006
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
GAAP Net Investment Income
Fixed maturities—taxable(1)	$821	$792	$774	$2,387	$778	$724	$720	$708	$2,930
Fixed maturities—non-taxable	26	26	25	77	28	32	31	31	122
Commercial mortgage loans	142	134	130	406	127	125	136	119	507
Equity securities	6	7	7	20	3	6	7	7	23
Other invested assets	37	22	10	69	19	9	12	11	51
Policy loans	36	36	34	106	34	32	32	30	128
Restricted investments held by securitization entities	—	—	—	—	—	—	—	7	7
Cash, cash equivalents and short-term investments	28	32	27	87	35	23	20	17	95

Gross investment income before expenses and fees	1,096	1,049	1,007	3,152	1,024	951	958	930	3,863
Expenses and fees	(22)	(25)	(23)	(70)	(21)	(19)	(18)	(18)	(76)

Net investment income	$1,074	$1,024	$984	$3,082	$1,003	$932	$940	$912	$3,787

Annualized Yields
Fixed maturities—taxable(1)	6.1%	6.0%	5.9%	6.0%	6.1%	5.8%	5.8%	5.7%	5.8%
Fixed maturities—non-taxable	4.8%	4.6%	4.8%	4.8%	4.8%	4.7%	4.5%	4.4%	4.7%
Commercial mortgage loans	6.4%	6.2%	6.2%	6.3%	6.1%	6.2%	6.9%	6.3%	6.4%
Equity securities	13.4%	16.1%	15.2%	14.5%	8.0%	15.9%	16.1%	12.3%	12.3%
Other invested assets	15.7%	10.0%	5.4%	10.8%	12.2%	6.7%	10.3%	10.5%	9.9%
Policy loans	9.0%	9.2%	9.0%	9.1%	9.0%	8.5%	9.1%	8.8%	8.9%
Restricted investments held by securitization entities	—	—	—	—	—	—	—	8.2%	5.1%
Cash, cash equivalents and short-term investments	3.6%	5.0%	4.6%	4.3%	5.8%	4.0%	3.6%	3.6%	4.3%

Gross investment income before expenses and fees	6.2%	6.0%	5.9%	6.0%	6.1%	5.8%	5.9%	5.8%	5.9%
Expenses and fees	–0.1%	–0.1%	–0.1%	–0.1%	–0.1%	–0.1%	–0.1%	–0.1%	–0.1%

Net investment income	6.1%	5.9%	5.8%	5.9%	6.0%	5.7%	5.8%	5.7%	5.8%

Yields for fixed maturities and equity securities are based on amortized cost and cost, respectively. Yields for securities lending activity, which is included in other invested assets, are calculated net of the corresponding securities lending liability. All other yields are based on average carrying values.

(1)

Includes a $22 million adjustment in the fourth quarter of 2006 reflecting imputed investment income related to reinsurance assumed in our payment protection business previously reflected as risk transfer and adjusted in the fourth quarter of 2006 to reflect deposit accounting.

RECONCILIATIONS OF NON-GAAP MEASURES

GENWORTH FINANCIAL, INC.

3Q 2007 FINANCIAL SUPPLEMENT

Reconciliation of Operating ROE

(amounts in millions)

	Twelve months ended
Twelve Month Rolling Average ROE	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006
GAAP Basis ROE
Net income for the twelve months ended(1)	$1,415	$1,380	$1,318	$1,328	$1,262
Quarterly average stockholders’ equity, excluding accumulated other comprehensive income(2)	$12,310	$12,181	$12,046	$11,987	$11,876
GAAP Basis ROE(1) divided by(2)	11.5%	11.3%	10.9%	11.1%	10.6%

Operating ROE
Net operating income for the twelve months ended(1)	$1,414	$1,343	$1,320	$1,317	$1,253
Quarterly average stockholders’ equity, excluding accumulated other comprehensive income(2)	$12,310	$12,181	$12,046	$11,987	$11,876
Operating ROE(1) divided by(2)	11.5%	11.0%	11.0%	11.0%	10.6%

(1)     The twelve months ended information is derived by adding the four quarters of net income and net operating income from page 9 herein.

(2)     Quarterly average stockholders' equity, excluding accumulated other comprehensive income, is derived by averaging ending stockholders' equity, excluding accumulated other comprehensive income, but including equity related to discontinued operations, for the most recent five quarters.

	Nine months ended	Three months ended
Quarterly Average ROE	September 30, 2007	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006
GAAP Basis ROE
Net income for the period ended(3)	$1,042	$339	$379	$324	$373	$304
Average stockholders’ equity for the period, excluding accumulated other comprehensive income(4)	$12,352	$12,518	$12,307	$12,185	$12,158	$12,060
Annualized GAAP Quarterly Basis ROE(3) divided by(4)	11.2%	10.8%	12.3%	10.6%	12.3%	10.1%

Operating ROE
Net operating income for the period ended(3)	$1,059	$368	$351	$340	$355	$297
Average stockholders’ equity for the period, excluding accumulated other comprehensive income(4)	$12,352	$12,518	$12,307	$12,185	$12,158	$12,060
Annualized Operating Quarterly Basis ROE(3) divided by(4)	11.4%	11.8%	11.4%	11.2%	11.7%	9.9%

(3)     Net income and net operating income from page 9 herein.

(4)     Quarterly average stockholders’ equity, excluding accumulated other comprehensive income, is derived by averaging ending stockholders’ equity, excluding accumulated other comprehensive income, but including equity related to discontinued operations, for the most recent four quarters.

Non-GAAP Definition for Operating ROE

The company references the non-GAAP financial measure entitled “operating return on equity” or “operating ROE.” The company defines operating ROE as net operating income divided by average ending stockholders’ equity, excluding accumulated other comprehensive income (AOCI) in average ending stockholders’ equity. Management believes that analysis of operating ROE enhances understanding of the efficiency with which the company deploys its capital. However, operating ROE as defined by the company should not be viewed as a substitute for GAAP net income divided by average ending stockholders’ equity.

GENWORTH FINANCIAL, INC.

3Q 2007 FINANCIAL SUPPLEMENT

Reconciliation of Expense Ratio

(amounts in millions)

	2007				2006
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
GAAP Basis Expense Ratio
Acquisition and operating expenses, net of deferrals(1)	$540	$495	$489	$1,524	$446	$493	$483	$436	$1,858
Total revenues(2)	$2,876	$2,765	$2,710	$8,351	$2,657	$2,615	$2,571	$2,442	$10,285

Expense ratio(1) divided by(2)	18.8%	17.9%	18.0%	18.2%	16.8%	18.9%	18.8%	17.9%	18.1%

GAAP Basis, As Adjusted—Expense Ratio
Acquisition and operating expenses, net of deferrals	$540	$495	$489	$1,524	$446	$493	$483	$436	$1,858
Less managed money	69	65	60	194	53	38	39	37	167
Less payment protection insurance business	218	183	181	582	142	187	182	172	683
Less expenses related to reorganization(a)	—	—	8	8	—	—	—	—	—

Adjusted acquisition and operating expenses, net of deferrals(3)	$253	$247	$240	$740	$251	$268	$262	$227	$1,008

Total revenues	$2,876	$2,765	$2,710	$8,351	$2,657	$2,615	$2,571	$2,442	$10,285
Less managed money	88	82	76	246	65	46	47	41	199
Less payment protection insurance business	410	363	357	1,130	273	340	352	319	1,284
Less net investment gains (losses)	(47)	(51)	(19)	(117)	8	(6)	(49)	(22)	(69)

Adjusted total revenues(4)	$2,425	$2,371	$2,296	$7,092	$2,311	$2,235	$2,221	$2,104	$8,871

Adjusted expense ratio(3) divided by(4)	10.4%	10.4%	10.5%	10.4%	10.9%	12.0%	11.8%	10.8%	11.4%

Non-GAAP Definition for Expense Ratio

The company references the non-GAAP financial measure entitled “expense ratio” as a measure of productivity. The company defines expense ratio as acquisition and operating expenses, net of deferrals, divided by total revenues, excluding the effects of the company’s managed money and payment protection insurance business. The managed money and payment protection insurance business is excluded from this ratio as its expense base is comprised of varying levels of non-deferrable acquisition costs. Management believes that the expense ratio analysis enhances understanding of the productivity of the company. However, the expense ratio as defined by the company should not be viewed as a substitute for GAAP acquisition and operating expenses, net of deferrals, divided by total revenues.

(a)	Includes severance and other employee related expenses associated with our reorganization announced in the first quarter of 2007.

GENWORTH FINANCIAL, INC.

3Q 2007 FINANCIAL SUPPLEMENT

Reconciliation of Core Premiums

(amounts in millions)

	2007				2006
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
Reported premiums	$1,600	$1,549	$1,511	$4,660	$1,446	$1,505	$1,480	$1,371	$5,802
Less payment protection insurance run-off and Travel Insurance premiums	12	9	15	36	6	22	37	25	90
Less retirement income—spread-based premiums	118	151	154	423	146	210	200	180	736
Less impact of changes in foreign exchange rates	42	33	32	107

Core premiums	$1,428	$1,356	$1,310	$4,094	$1,294	$1,273	$1,243	$1,166	$4,976

Reported premium percentage change from prior year	6.3%	4.7%	10.2%	7.0%
Core premium percentage change from prior year	12.2%	9.1%	12.3%	11.2%

Non-GAAP Definition for Core Premiums

The company references the non-GAAP financial measure entitled “core premiums” as a measure of premium growth. The company defines core premiums as earned premiums less premiums on run-off and Travel Insurance blocks in our payment protection insurance business, premiums from our retirement income—spread-based business and the impact of changes in foreign exchange rates. The retirement income—spread-based premiums are excluded in this measure primarily because these are single premiums and are not an indication of future premiums. The impact of changes in foreign exchange rates are excluded in this measure to present periods on a comparable exchange rate. Management believes that analysis of core premiums enhances understanding of premium growth of the company. However, core premiums as defined by the company should not be viewed as a substitute for GAAP earned premiums.

GENWORTH FINANCIAL, INC.

3Q 2007 FINANCIAL SUPPLEMENT

Reconciliation of Core Yield

		2007				2006
	(Assets—amounts in billions)	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
	Reported—Total Invested Assets and Cash	$73.5	$72.6	$71.3	$73.5	$71.0	$68.7	$65.5	$66.7	$71.0
	Subtract:
	Securities lending	2.3	2.2	2.2	2.3	2.3	1.6	0.9	1.6	2.3
	Unrealized gains (losses)	(0.3)	(0.2)	1.0	(0.3)	1.2	0.6	(0.7)	0.2	1.2
	Derivative counterparty collateral	0.2	0.1	0.3	0.2	0.4	0.4	0.2	0.3	0.4

	Adjusted end-of-period invested assets	$71.3	$70.5	$67.8	$71.3	$67.1	$66.1	$65.1	$64.6	$67.1

(A)	Average Invested Assets used in Reported Yield	$70.9	$69.2	$67.5	$69.2	$66.6	$65.6	$64.8	$64.5	$65.6
	Subtract: limited partnership investments (average balance)	0.3	0.3	0.2	0.3	0.2	0.2	0.1	0.1	0.2

(B)	Average Invested Assets used in Core Yield Calculation	70.6	68.9	67.3	68.9	66.4	65.4	64.7	64.4	65.4
	Subtract: portfolios supporting floating and short-term products	14.2	13.4	12.2	13.2	11.0	10.4	10.0	9.1	10.2

(C)	Average Invested Assets used in Core Yield (excl. Floating & Short-Term) Calculation	$56.4	$55.5	$55.1	$55.7	$55.4	$55.0	$54.7	$55.3	$55.2

	(Income—amounts in millions)

(D)	Reported—Net Investment Income	$1,074	$1,024	$984	$3,082	$1,003	$932	$940	$912	$3,787
	Subtract certain investment items(1)	67	46	29	142	54	9	38	27	128

(E)	Core Net Investment Income	1,007	978	955	2,940	949	923	902	885	3,659
	Subtract: investment income from portfolios supporting floating and short-term products	209	196	180	585	165	147	139	120	571

(F)	Core Net Investment Income (excl. Floating and Short-Term)	$798	$782	$775	$2,355	$784	$776	$763	$765	$3,088

(D) / (A)	Reported Yield	6.06%	5.92%	5.84%	5.94%	6.02%	5.69%	5.80%	5.66%	5.77%
(E) / (B)	Core Yield	5.71%	5.68%	5.68%	5.69%	5.72%	5.65%	5.57%	5.50%	5.59%
(F) / (C)	Core Yield (excl. Floating and Short-Term)	5.66%	5.64%	5.63%	5.64%	5.66%	5.65%	5.58%	5.53%	5.59%

Notes:	—Columns may not add due to rounding.
—Yields have been annualized.

Non-GAAP Definition for Core Yield

The company references the non-GAAP financial measure entitled “core yield” as a measure of investment yield. The company defines core yield as the investment yield adjusted for those items that are not recurring in nature. Management believes that analysis of core yield enhances understanding of the investment yield of the company. However, core yield as defined by the company should not be viewed as a substitute for GAAP investment yield.

(1)

Includes bond calls, commercial mortgage loan prepayments, limited partnerships, commercial mortgage loan loss reserves and other items. Among the other items is a $22 million adjustment in the fourth quarter of 2006 reflecting imputed investment income related to reinsurance assumed in our payment protection business previously reflected as risk transfer and adjusted in the fourth quarter of 2006 to reflect deposit accounting. Other items also include a $16 million adjustment in the third quarter of 2007 associated with the reclassification of expense from net investment income to acquisition and operating expenses, net of deferrals. The reclassification is associated with exit fee accruals for the guarantee fund the Canadian government requires us to maintain in the event of insolvency. Prior periods were not restated as the adjustment is immaterial to the current period and all prior periods.

CORPORATE INFORMATION

GENWORTH FINANCIAL, INC.

3Q 2007 FINANCIAL SUPPLEMENT

Industry Ratings

Our principal life insurance subsidiaries are rated by A.M. Best, Standard and Poors (S&P), Moody’s and Fitch as follows:

Company	A.M. Best	S&P	Moody’s	Fitch
Genworth Life Insurance Company of New York	A+	AA-	Aa3	AA-

Genworth Life and Annuity Insurance Company	A+	AA-	Aa3	AA-

Genworth Life and Annuity Insurance Company (short term rating)	Not rated	A-1+	P-1	Not rated

Genworth Life Insurance Company	A+	AA-	Aa3	AA-

Genworth Life Insurance Company (short term rating)	Not rated	A-1+	P-1	Not rated

Continental Life Insurance Company of Brentwood, Tennessee	A	Not rated	Not rated	Not rated

Our principal mortgage insurance subsidiaries are rated by S&P, Moody’s and Fitch as follows:

Company	S&P	Moody’s	Fitch
Genworth Mortgage Insurance Corporation	AA	Aa2	AA

Genworth Financial Mortgage Insurance Pty. Limited	AA	Aa2	AA

Genworth Financial Mortgage Insurance Limited	AA	Aa2	AA

Genworth Residential Mortgage Insurance Corporation of NC	AA	Aa2	AA

Genworth Financial Assurance Corporation	Not rated	Aa2	AA

Genworth Financial Mortgage Insurance Company Canada(1)	AA	Not rated	Not rated

(1)	Genworth Financial Mortgage Insurance Company Canada is also rated “AA” by Dominion Bond Rating Service (DBRS).

The A.M. Best, S&P, Moody’s and Fitch ratings are not designed to be, and do not serve as, measures of protection or valuation offered to investors. These financial strength ratings should not be relied on with respect to making an investment in our securities.

A.M. Best states that its “A+” (Superior) rating is assigned to those companies that have, in its opinion, a superior ability to meet their ongoing obligations to policyholders. The “A+” (Superior) rating is the second-highest of fifteen ratings assigned by A.M. Best, which range from “A++” to “S.”

S&P states that an insurer rated “AA” (Very Strong) has very strong financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments. The “AA” range is the second-highest of the four ratings ranges that meet these criteria, and also is the second-highest of nine financial strength rating ranges assigned by S&P, which range from “AAA” to “R.” A plus (+) or minus (-) shows relative standing in a rating category. Accordingly, the “AA” and “AA-” ratings are the third- and fourth-highest of S&P’s 20 ratings categories. The short-term “A-1” rating is the highest rating and shows the capacity to meet financial commitments is strong. Within this category, the designation of a plus sign (+) indicates capacity to meet its financial commitments is extremely strong.

GENWORTH FINANCIAL, INC.

3Q 2007 FINANCIAL SUPPLEMENT

Industry Ratings (continued)

Moody’s states that insurance companies rated “Aa” (Excellent) offer excellent financial security. Moody’s states that companies in this group constitute what are generally known as high-grade companies. The “Aa” range is the second-highest of nine financial strength rating ranges assigned by Moody’s, which range from “Aaa” to “C.” Numeric modifiers are used to refer to the ranking within the group, with 1 being the highest and 3 being the lowest. Accordingly, the “Aa2” and “Aa3” ratings are the third- and fourth-highest of Moody’s 21 ratings categories. Short-term rating “P1” is the highest rating and shows superior ability for repayment of short-term debt obligations.

Fitch states that “AA” (Very Strong) rated insurance companies are viewed as possessing very strong capacity to meet policyholder and contract obligations. Risk factors are modest, and the impact of any adverse business and economic factors is expected to be very small. The “AA” rating category is the second-highest of eight financial strength rating categories, which range from “AAA” to “D.” The symbol (+) or (-) may be appended to a rating to indicate the relative position of a credit within a rating category. These suffixes are not added to ratings in the “AAA” category or to ratings below the “CCC” category. Accordingly, the “AA” and “AA-” ratings are the third- and fourth-highest of Fitch’s 24 ratings categories.

DBRS states that long-term debt rated AA is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated AAA only to a small degree. Given the extremely restrictive definition DBRS has for the AAA category, entities rated AA are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

A.M. Best, S&P, Moody’s, Fitch and DBRS review their ratings periodically and we cannot assure you that we will maintain our current ratings in the future. Other agencies may also rate our company or our insurance subsidiaries on a solicited or an unsolicited basis.

On April 4, 2007, A.M. Best upgraded Continental Life Insurance Company from an “A-” to “A.” In addition, the outlook was changed from positive to stable.

About Genworth Financial

Genworth is a leading financial security company meeting the retirement, longevity and lifestyle protection, investment and mortgage insurance needs of more than 15 million customers, with a presence in more than 25 countries. For more information, visit www.genworth.com.

Inquiries:

Alicia Charity, 804-662-2248

alicia.charity@genworth.com

Linnea Olsen, 804-662-2536

linnea.olsen@genworth.com